ACTIVE/124615886.22 THIS PLAN SUPPORT AGREEMENT IS NOT AN OFFER, ACCEPTANCE OR SOLICITATION WITH RESPECT TO ANY SECURITIES, LOANS OR OTHER INSTRUMENTS OR A SOLICITATION OF ACCEPTANCES OF A CHAPTER 11 PLAN WITHIN THE MEANING OF SECTION 1125 OF THE BANKRUPTCY CODE. ANY SUCH OFFER, ACCEPTANCE OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE LAW, INCLUDING SECURITIES LAWS AND/OR PROVISIONS OF THE BANKRUPTCY CODE. NOTHING CONTAINED IN THIS PLAN SUPPORT AGREEMENT SHALL BE AN ADMISSION OF FACT OR LIABILITY OR, UNTIL THE OCCURRENCE OF THE AGREEMENT EFFECTIVE DATE ON THE TERMS DESCRIBED IN THIS PLAN SUPPORT AGREEMENT, DEEMED BINDING ON ANY OF THE PARTIES TO THIS PLAN SUPPORT AGREEMENT. THIS PLAN SUPPORT AGREEMENT IS THE PRODUCT OF SETTLEMENT DISCUSSIONS AMONG THE PARTIES HERETO. ACCORDINGLY, THIS PLAN SUPPORT AGREEMENT IS PROTECTED BY RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND ANY OTHER APPLICABLE STATUTES OR DOCTRINES PROTECTING THE USE OR DISCLOSURE OF CONFIDENTIAL SETTLEMENT DISCUSSIONS. THIS PLAN SUPPORT AGREEMENT DOES NOT PURPORT TO SUMMARIZE ALL OF THE TERMS, CONDITIONS, REPRESENTATIONS, WARRANTIES, AND OTHER PROVISIONS WITH RESPECT TO THE RESTRUCTURING TRANSACTIONS DESCRIBED HEREIN, WHICH RESTRUCTURING TRANSACTIONS WILL BE SUBJECT TO THE COMPLETION OF DEFINITIVE DOCUMENTS INCORPORATING THE TERMS SET FORTH HEREIN AND THE CLOSING OF ANY RESTRUCTURING TRANSACTIONS SHALL BE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN SUCH DEFINITIVE DOCUMENTS AND THE APPROVAL RIGHTS OF THE PARTIES SET FORTH HEREIN AND IN SUCH DEFINITIVE DOCUMENTS. PLAN SUPPORT AGREEMENT This PLAN SUPPORT AGREEMENT (including all exhibits, annexes, and schedules hereto in accordance with Section 14.02 hereof, this “Agreement”) is made and entered into as of October 12, 2023 (the “Execution Date”), by and among the following parties (each of the following described in sub-clauses (i) through (iii) of this preamble a “Party” and, collectively, the “Parties”): i. Amyris, Inc., a company incorporated under the Laws of Delaware (“Amyris”), and each of its affiliates listed on Exhibit A to this Agreement that have executed and delivered counterpart signature pages to this Agreement to counsel to the Consenting Stakeholders (the Entities in this clause (i), collectively, the “Company Parties”); ii. the undersigned holders of, or investment advisors, sub-advisors, or managers of funds or accounts that hold, Foris Prepetition Claims that have executed and delivered counterpart signature pages to this Agreement to counsel to the Company Parties (the “Consenting Foris Prepetition Secured Lenders”); EXHIBIT 10.1

ACTIVE/124615886.22 2 iii. the undersigned holders of, or investment advisors, sub-advisors, or managers of funds or accounts that hold the DIP Claims (the “DIP Secured Parties” and, together with the Consenting Foris Prepetition Secured Lenders, the “Consenting Stakeholders”); and iv. the Consenting Noteholders, DSM-Firmenich, Givaudan, and the Official Committee of Unsecured Creditors appointed in the Chapter 11 Cases (the “Committee), to the extent each of them sign the Joinder (collectively, the “Other Consenting Stakeholders” and, along with the Consenting Stakeholders, the “Consenting Parties”). RECITALS WHEREAS, on August 9, 2023 (the “Initial Petition Date”) and August 21, 2023 (the “Second Petition Date”), as applicable, each of the Debtors commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101– 1532, as amended (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Deleware (the “Bankruptcy Court”); WHEREAS, the Parties have engaged in good faith, arm’s length negotiations regarding certain restructuring transactions (the “Restructuring Transactions”) to be implemented through a chapter 11 plan of reorganization to be prepared and proposed by the Debtors in accordance with this Agreement (including all schedules and exhibits thereto, and as may be amended, restated, supplemented, or otherwise modified from time to time in accordance with its terms or to implement the Restructuring Transactions contemplated by this Agreement, the “Plan”), which Plan shall contain the terms and conditions set forth in, be Materially Consistent and otherwise in form and substance consistent in all material respects with, the term sheet attached as Exhibit B hereto (such term sheet, including all exhibits thereto, the “Plan Term Sheet”); WHEREAS, the Parties have agreed to take certain actions in support of the Plan and the Restructuring Transactions on the terms and conditions set forth in this Agreement and the Plan Term Sheet; and NOW, THEREFORE, in consideration of the covenants and agreements contained herein, each Party, intending to be legally bound hereby, agrees as follows: AGREEMENT Section 1. Definitions and Interpretation. 1.01 Definitions. The following terms shall have the following definitions: “Affiliate” means, with respect to any Entity, all Entities that would fall within the definition assigned to such term in section 101(2) of the Bankruptcy Code if such Entity was a debtor in a case under the Bankruptcy Code. “Agreement” has the meaning set forth in the preamble to this Agreement and, for the avoidance of doubt, includes all the exhibits, annexes, and schedules hereto in accordance with Section 14.02 (including the Plan Term Sheet).

ACTIVE/124615886.22 3 “Agreement Effective Date” means the date on which the conditions set forth in Section 2 have been satisfied or waived by the appropriate Party or Parties in accordance with this Agreement. “Agreement Effective Period” means, with respect to a Party, the period from the Agreement Effective Date to the Termination Date applicable to that Party. “Alternative Restructuring Proposal” means any inquiry, proposal, offer, bid, term sheet, discussion, or agreement with respect to an Alternative Transaction. “Alternative Transaction” means a sale (including, for the avoidance of doubt, a transaction premised on an asset sale under section 363 of the Bankruptcy Code), disposition, new- money investment, restructuring, reorganization, merger, amalgamation, joint venture, partnership, acquisition, consolidation, dissolution, winding up, debt investment, equity investment, liquidation, tender offer, rights offering, recapitalization, plan of reorganization or liquidation, share exchange, business combination, or similar transaction, in each case involving any one or more Company Parties or the debt, equity, or other interests in any one or more Company Party that is inconsistent with this Agreement and the Restructuring Transactions. “Anesma Loan Agreement” means that certain Loan and Security Agreement dated as of June 5, 2023, by and among Anesma Group, LLC, Amyris and certain Subsidiaries of Amyris, as amended, restated, supplemented or otherwise modified from time to time. “Anjo Loan Agreement” means that certain Loan and Security Agreement dated as of June 29, 2023, by and among Anjo Ventures, LLC, Amyris and certain Subsidiaries of Amyris, as amended, restated, supplemented or otherwise modified from time to time. “Bankruptcy Code” has the meaning set forth in the recitals to this Agreement. “Bankruptcy Court” has the meaning set forth in the recitals to this Agreement. “Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure as promulgated by the United States Supreme Court under section 2075 of title 28 of the United States Code, 28 U.S.C. § 2075, as applicable to the Chapter 11 Cases and the general, local, and chambers rules of the Bankruptcy Court, as now in effect or hereafter amended. “Bid Deadline” has the meaning set forth in the Bidding Procedures Motion. “Bidding Procedures Motion” means the Motion for (I) an Order (A) Approving Bid Procedures for the Sale of the Debtors Brand Assets; (B) Approving Certain Bid Protections in Connection with the Debtors Entry into Any Potential Stalking Horse Agreements; (C) Scheduling the Auction and Sale Hearing; (D) Approving the Form and Manner of Notice Thereof; and (E) Granting Related Relief; and (II) An Order or Orders (A) Approving the Sale of the Debtors Brand Assets Free and Clear of All Encumbrances; and (B) Approving the Assumption and Assignment of Executory Contracts and Unexpired Leases Fee [Docket No. 316].

ACTIVE/124615886.22 4 “Business Day” means any day other than a Saturday, Sunday, or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state of California. “Chapter 11 Cases” has the meaning set forth in the recitals to this Agreement. “Claim” means any claim, as defined in section 101(5) of the Bankruptcy Code, against any of the Debtors. “Company Claims/Interests” means any Claim against, or Equity Interest in, a Company Party, and in the case of DSM-Firmenich and Givaudan, includes each of their respective rights, obligations, and remedies under their respective agreements with Amyris. “Company Parties” has the meaning set forth in the preamble to this Agreement. “Confidentiality Agreement” means an executed confidentiality agreement, including with respect to the issuance of a “cleansing letter” or other public disclosure of material non-public information agreement, in connection with any proposed Restructuring Transactions. “Confirmation Order” means the order of the Bankruptcy Court confirming the Plan pursuant to section 1129 of the Bankruptcy Code. “Consenting Noteholders” means those holders of Notes holding at least 70% of the outstanding principal amount of the Notes who have executed a Joinder, and each such holder, a “Consenting Noteholder.” “Consenting Stakeholders” has the meaning set forth in the preamble to this Agreement. “Debtors” means the Company Parties that are debtors and debtors in possession in the Chapter 11 Cases. “Definitive Documents” means the documents listed in Section 3.01. “DIP Agent” has the meaning set forth in the DIP Orders and is defined as the “Administrative Agent” in the preamble to the DIP Credit Agreement. “DIP Credit Agreement” has the meaning set forth in the DIP Orders. “DIP Lenders” has the meaning set forth in the DIP Orders and is defined as the “Lenders” in the preamble to the DIP Credit Agreement. “DIP Loan Documents” has the meaning set forth in the DIP Orders. “DIP Obligations” has the meaning set forth in the DIP Orders and is defined as the “Secured Obligations” in the preamble to the DIP Credit Agreement. “DIP Orders” has the meaning set forth in the DIP Credit Agreement. “DIP Secured Parties” has the meaning set forth in the recitals to this Agreement.

ACTIVE/124615886.22 5 “DIP Claims” means all Claims held by the DIP Secured Parties arising under or relating to the DIP Loan Documents. “Disclosure Statement” means the related disclosure statement with respect to the Plan, including all exhibits and schedules thereto, as may be amended, supplemented, or modified from time to time, to be approved pursuant to the Disclosure Statement Order. “Disclosure Statement Order” means the order (and all exhibits thereto), entered by the Bankruptcy Court approving the Disclosure Statement and the Solicitation Materials, and allowing solicitation of the Plan to commence (as amended, modified, or supplemented from time to time in accordance with the terms thereof). “DSM-Firmenich” means DSM-Firmenich AG and its direct and indirect subsidiaries. “Effective Date” means the date on which (a) all conditions precedent to the occurrence of the consummation of the Plan have been satisfied or waived in accordance with the Plan (including, if necessary, receipt of all Regulatory Approvals and the expiration or early termination of any applicable waiting periods related thereto) and (b) the Plan is declared effective by the Debtors. “Entity” shall have the meaning set forth in section 101(15) of the Bankruptcy Code. “Equity Interests” means, collectively, the shares (or any class thereof), common stock, preferred stock, limited liability company interests, and any other equity, ownership, or profits interests of any Debtor, and options, warrants, rights, or other securities or agreements to acquire or subscribe for, or which are convertible into the shares (or any class thereof) of, common stock, preferred stock, limited liability company interests, or other equity, ownership, or profits interests of any Debtor (in each case whether or not arising under or in connection with any employment agreement). “Execution Date” has the meaning set forth in the preamble to this Agreement. “First Foris Loan Agreement” means that certain Amended and Restated Loan Agreement dated as of October 28, 2019 by and among Foris Ventures, LLC, Amyris and certain Subsidiaries of Amyris, as, as amended by that certain Omnibus Amendment Agreement, dated as of June 5, 2023, and as further amended, restated, supplemented or otherwise modified from time to time. “Foris Prepetition Claims” means any Claim on account of the Foris Prepetition Secured Loan Agreements. “Foris Prepetition Secured Lenders” means each of (a) Foris Ventures, LLC as lender under the First Foris Loan Agreement, (b) Foris Ventures, LLC as lender under the Second Foris Loan Agreement, (c) Perrara Ventures, LLC as lender under the Perrara Loan Agreement, (d) Anesma Group, LLC as lender under the Anesma Loan Agreement, (e) Anjo Ventures, LLC as lender under the Anjo Loan Agreement, and (f) Muirisc, LLC as lender under the Muirisc Loan Agreement.

ACTIVE/124615886.22 6 “Foris Prepetition Obligations” means the Secured Obligations, as defined in the Foris Prepetition Secured Loan Agreements. “Foris Prepetition Secured Loan Agreements” means the First Foris Loan Agreement, the Second Foris Loan Agreement, the Perrara Loan Agreement, the Anesma Loan Agreement, the Anjo Loan Agreement, the Muirisc Loan Agreement and any other loan agreement made between any Affiliate of a Foris Prepetition Secured Lender, Amyris and any Subsidiary of the Amyris before the Petition Date. “Givaudan” means Givaudan SA and its direct and indirect subsidiaries. “Governmental Authority” means (i) any U.S. federal, state, county, civil, or local legislative, administrative, self-regulatory or regulatory authority, agency court, tribunal, or judicial or arbitral body or other governmental or quasi-governmental entity with competent jurisdiction or (ii) any supranational or non-U.S. authority of similar jurisdiction. “Initial Petition Date” has the meaning set forth in the recitals to this Agreement. “Joinder” means the joinder in the form annexed hereto as Exhibit C, pursuant to which an Other Consenting Stakeholder is made a party to this Agreement by execution and delivery of the same to the other Parties. “Law” means any federal, state, local, or foreign law (including common law), statute, code, ordinance, rule, regulation, order, ruling, or judgment, in each case, that is validly adopted, promulgated, issued, or entered by a Governmental Authority of competent jurisdiction (including the Bankruptcy Court). “Materially Consistent” means, with respect to a Consenting Party, the proposed treatment of such Consenting Parties’ claims against the Debtors shall be as set forth in Exhibit B. “Milestones” has the meaning set forth in Section 4. “Muirisc Loan Agreement” means that certain Loan and Security Agreement dated on or about August 2, 2023, by and among Muirisc, LLC, Amyris and certain Subsidiaries of Amyris as amended, restated, supplemented or otherwise modified from time to time. “New Board” means the board of directors or the board of managers, as applicable, of NewCo (as defined in the Plan Term Sheet) which shall be appointed as provided in the Plan Term Sheet. Unless otherwise agreed by the Parties, the identities of the members of the New Board shall be disclosed in the Plan Supplement. “New Organizational Documents” means the documents providing for corporate governance of Reorganized Amyris, and any subsidiaries thereof, including charters, bylaws, operating agreements, agreements providing indemnification, contribution, or reimbursement to any Person or Entity, other organizational documents, and investment guidelines, as applicable.

ACTIVE/124615886.22 7 “Other Consenting Stakeholders” has the meaning set forth in the preamble to this Agreement. “Parties” has the meaning set forth in the preamble to this Agreement. “Permitted Transferee” means each transferee of any Company Claims/Interests who meets the requirements of Section 9.01. “Person” has the meaning set forth in section 101(41) of the Bankruptcy Code. “Perrara Loan Agreement” means that certain Loan and Security Agreement dated as of March 10, 2023, by and among Perrara Ventures, LLC, Amyris and certain Subsidiaries of Amyris, as amended by that certain Omnibus Amendment Agreement, dated as of June 5, 2023, and as further amended, restated, supplemented or otherwise modified from time to time. “Petition Date” means the Initial Petition Date with respect to the Debtors other than Clean Beauty Collaborative, Inc. and Clean Beauty 4U LLC and the Second Petition Date with respect to Clean Beauty Collaborative, Inc. and Clean Beauty 4U LLC. “Plan” has the meaning set forth in the recitals to this Agreement. “Plan Effective Date” means mean the date on which all conditions to the effectiveness of the Plan have been satisfied or waived in accordance with its terms and the Plan has been substantially consummated. “Plan Release” has the meaning set forth in Section 8.01 of this Agreement. “Plan Supplement” means the compilation of documents and forms of documents, agreement, schedules, and exhibits to the Plan, in each case, as may be altered, amended, modified, or supplemented from time to time in accordance with its terms, this Agreement, the Bankruptcy Code, and Bankruptcy Rules, to be filed (unless otherwise expressly required under this Agreement to be filed by a different date) by the Debtors no later than seven (7) days before the deadline set by the Disclosure Statement Order to object to the Plan or such later date as may be approved by the Bankruptcy Court, including the following, each as defined in this Agreement, the Plan, or Plan Term Sheet, as applicable the New Organizational Documents and the New Stockholders Agreement; (b) to the extent known, the identities of the members of the New Board; (c) the Schedule of Rejected Executory Contracts and Unexpired Leases; (d) the Schedule of Proposed Cure Amounts; (e) the Schedule of Retained Causes of Action; (f) the material terms of the Exit First Lien Facility Documents and the New Notes; (g) the Excluded Party Litigation Trust Agreement; and (h) the Direct Claim Recovery Pool. The Plan Supplement shall be deemed incorporated into and part of the Plan as if set forth therein in full; provided that in the event of a conflict between the Plan and the Plan Supplement, the Plan Supplement shall control. “Plan Term Sheet” has the meaning set forth in the recitals to this Agreement. “Qualified Bid” has the meaning set forth in the Bidding Procedures Motion.

ACTIVE/124615886.22 8 “Qualified Marketmaker” means an entity that (a) holds itself out to the public or the applicable private markets as standing ready in the ordinary course of business to purchase from customers and sell to customers Company Claims/Interests (or enter with customers into long and short positions in Company Claims/Interests), in its capacity as a dealer or market maker in Company Claims/Interests and (b) is, in fact, regularly in the business of making a market in claims against issuers or borrowers (including debt securities or other debt). “Regulatory Approvals” means any consents, approvals, or permissions of Governmental Authorities that are necessary to implement and consummate the Restructuring Transactions. “Reorganized Amyris” means the Debtors from and after the Plan Effective Date. “Requisite Notice Parties” has the meaning set forth Section 12.06 of this Agreement. “Restructuring Transactions” has the meaning set forth in the recitals to this Agreement. “Second Foris Loan Agreement” means that certain Amended and Restated Loan and Security Agreement dated as of September 27, 2022, by and among Foris Ventures, LLC, Amyris and certain Subsidiaries of Amyris, as amended by that certain Omnibus Amendment Agreement, dated as of June 5, 2023, and as further amended, restated, supplemented or otherwise modified from time to time. “Second Petition Date” has the meaning set forth in the recitals to this Agreement. “Securities Act” means the Securities Act of 1933, as amended. “Solicitation Materials” means the solicitation materials with respect to the Plan, including the court-approved Disclosure Statement, form of ballots, and any other solicitation materials, including the solicitation version of the Plan. “Subsidiary” means an entity, whether corporate, partnership, limited liability company, joint venture or otherwise, in which any obligor under the Foris Prepetition Secured Loan Agreements owns or controls 50.1% or more of the outstanding voting securities. “Termination Date” means the date on which termination of this Agreement as to a Party is effective in accordance with Sections 12.01, 12.02, 12.03, 12.04, and 12.05, as applicable. “Termination Event” means any event described in Sections 12.01, 12.02, 12.03, 12.04, and 12.05. “Transfer” means to sell, resell, reallocate, use, pledge, assign, transfer, hypothecate, participate, donate or otherwise encumber or dispose of, directly or indirectly (including through derivatives, options, swaps, pledges, forward sales or other transactions); provided, however that any pledge in favor of a bank or broker dealer at which a Consenting Stakeholder maintains an account, where such bank or broker dealer holds a security interest or other encumbrance over property in the account generally shall not be deemed a “Transfer” for any purposes hereunder.

ACTIVE/124615886.22 9 “Transfer Agreement” means an executed form of the transfer agreement providing, among other things, that a transferee is bound by the terms of this Agreement and substantially in the form attached hereto as Exhibit D. 1.02 Interpretation. For purposes of this Agreement: (a) capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan Term Sheet; (b) in the appropriate context, each term, whether stated in the singular or the plural, shall include both the singular and the plural, and pronouns stated in the masculine, feminine, or neuter gender shall include the masculine, feminine, and the neuter gender; (c) capitalized terms defined only in the plural or singular form shall nonetheless have their defined meanings when used in the opposite form; (d) unless otherwise specified, any reference herein to an existing document, schedule, or exhibit shall mean such document, schedule, or exhibit, as it may have been or may be amended, restated, supplemented, or otherwise modified from time to time; provided that any capitalized terms herein which are defined with reference to another agreement, are defined with reference to such other agreement as of the date of this Agreement, without giving effect to any termination of such other agreement or amendments to such capitalized terms in any such other agreement following the date hereof; (e) unless otherwise specified, all references herein to “Sections” are references to Sections of this Agreement; (f) the words “herein,” “hereof,” and “hereto” refer to this Agreement in its entirety rather than to any particular portion of this Agreement; (g) captions and headings to Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of this Agreement; (h) references to “shareholders,” “directors,” and/or “officers” shall also include “members” and/or “managers,” as applicable, as such terms are defined under the applicable limited liability company Laws; (i) whenever the words “include,” “includes” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation;” (j) the words “to the extent” shall mean “the degree by which” and not “if;” (k) all time periods before which, within which, or following which any act is to be done or step taken pursuant to this Agreement shall be calculated in accordance with Bankruptcy Rule 9006(a); (l) the word “will” will be construed to have the same meaning and effect as the word “shall.” The words “shall,” “will,” or “agree(s)” are mandatory, and “may” is permissive;

ACTIVE/124615886.22 10 (m) all references to “$” and “dollars” will be deemed to refer to United States currency unless otherwise specifically provided; (n) all references to a day or days will be deemed to refer to a calendar day or calendar days, as applicable, unless otherwise specifically provided; (o) any reference to any agreement or contract will be a reference to such agreement or contract, as amended, modified, supplemented or waived, in accordance herewith, if applicable; and (p) where the context permits, the use of the term “or” will be equivalent to the use of the term “and/or.” Section 2. Effectiveness of this Agreement. This Agreement shall become effective and binding upon: (a) each of the Parties (other than the Other Consenting Stakeholders) at 12:01 a.m., prevailing Pacific Time, on the Agreement Effective Date, which is the date on which all of the following conditions have been satisfied or waived in accordance with this Agreement: (i) each of the Company Parties shall have executed this Agreement and delivered counterpart signature pages of this Agreement to counsel to each of the other Parties; and (ii) the Consenting Stakeholders shall have executed this Agreement and delivered counterpart signature pages of this Agreement to counsel to each of the other Parties, (b) upon such effectiveness, upon the Other Consenting Stakeholders upon execution of the Joinder. Section 3. Definitive Documents. 3.01 The Definitive Documents are all documents reasonably necessary or desirable to implement or give effect to the Restructuring Transactions, including the following: (A) the Plan (and any and all exhibits, annexes, and schedules thereto); (B) the Confirmation Order; (C) the Disclosure Statement and the other Solicitation Materials; (D) the Disclosure Statement Order; (E) the Plan Supplement (including, for the avoidance of doubt, the New Organizational Documents); (G) any and all other material documents, deeds, agreements, filings, notifications, letters, or instruments reasonably necessary or desirable to consummate the Restructuring Transactions, which shall exclude, for the avoidance of doubt, any affidavits, statements of financial affairs and schedules of assets and liabilities, monthly operating reports or other periodic reports, retention applications or fee applications, fee statements or other notices, declarations, or other documents filed by the Debtors with respect thereto, and other similar ministerial documents filed with the Bankruptcy Court; and (I) any amendments, modifications or supplements to such documents. 3.02 The Definitive Documents not executed or in a form attached to this Agreement as of the Execution Date remain subject to negotiation and completion. Upon

ACTIVE/124615886.22 11 completion, the Definitive Documents and every other document, deed, agreement, filing, notification, letter or instrument related to the Restructuring Transactions shall contain terms, conditions, representations, warranties, and covenants consistent with the terms of this Agreement, as they may be modified, amended, or supplemented in accordance with Section 13. Further, the Definitive Documents not executed or in a form attached to this Agreement as of the Execution Date shall be consistent with this Agreement and in form and substance reasonably acceptable to the Company Parties and the Consenting Stakeholders; provided that the Plan (and any and all exhibits, annexes, and schedules thereto), the Confirmation Order and the Plan Supplement shall be in form and substance acceptable to the Company Parties and the Consenting Stakeholders. Further, the Definitive Documents not executed or in a form attached to this Agreement as of the Execution Date shall be Materially Consistent with this Agreement; provided that the Plan (and any and all exhibits, annexes, and schedules thereto), the Confirmation Order, and the Plan Supplement shall be Materially Consistent. Section 4. Milestones. The following milestones shall apply to this Agreement (collectively, the “Milestones”), which in each case may be waived or extended in writing by the Consenting Stakeholders (electronic mail among counsel is sufficient): (a) on the Execution Date, the Debtors shall file the Plan, the Disclosure Statement, Solicitation Materials, and a motion seeking entry of the Disclosure Statement Order; (b) by no later than November 21, 2023, the Bankruptcy Court shall have entered the Disclosure Statement Order, which Disclosure Statement Order shall provide that the date upon which votes to accept or reject the Plan must be submitted shall be no later than January 10, 2024; (c) by no later than January 17, 2024, the Bankruptcy Court shall have entered the Confirmation Order; and (d) by no later than January 31, 2024, the Effective Date of the Plan shall have occurred. Section 5. Commitments of the Consenting Parties. 5.01 General Commitments. During the Agreement Effective Period, the Consenting Parties agree to: (a) support the Restructuring Transactions and take all steps reasonably necessary and desirable to support, facilitate, implement, consummate or otherwise give effect to the Restructuring Transactions in accordance with this Agreement, including voting and exercising any powers or rights available to it (including in any board, shareholders’, or creditors’ meeting or in any process requiring voting or approval to which it is legally entitled to participate) in each case in favor of any matter requiring approval to the extent necessary to implement the Restructuring Transactions, and voting, if applicable, in favor of the Plan and supporting and consenting to the releases and exculpation provisions in the Plan; (b) to the extent any legal or structural impediment arises that would prevent, hinder, or delay the consummation of the Restructuring Transactions contemplated herein, take all steps reasonably necessary and desirable to address any such impediment;

ACTIVE/124615886.22 12 (c) use commercially reasonable efforts to oppose the efforts of any Person seeking to object to, delay, impede, or take any other action to interfere with the acceptance, implementation, or consummation of the Restructuring Transactions; provided, that such commercially reasonable efforts shall not include filing formal objections or pleadings with the Bankruptcy Court; (d) use commercially reasonable efforts to cooperate with and assist the Company Parties in obtaining additional support for the Restructuring Transactions from their other stakeholders; (e) use commercially reasonable efforts, and provide such assistance as may be reasonably required by the Company Parties, to obtain any and all third party approvals (including, if necessary, all Regulatory Approvals) for the Restructuring Transactions; and (f) negotiate in good faith and use commercially reasonable efforts to execute and implement the Definitive Documents that are consistent with this Agreement to which it is required to be a party. 5.02 Negative Commitments. During the Agreement Effective Period, the Consenting Stakeholders shall not directly or indirectly: (a) object to, delay, impede, or take any other action to interfere with acceptance, implementation, or consummation of the Restructuring Transactions; (b) take any action that is inconsistent in any material respect with, or is intended to frustrate or impede approval, implementation and consummation of the Restructuring Transactions described in this Agreement or the Plan; or (c) file any motion or pleading with the Bankruptcy Court or any other court (including any modifications or amendments thereof) that, in whole or in part, is not materially consistent with this Agreement or the Plan. Section 6. Additional Provisions Regarding the Consenting Parties’ Commitments. Notwithstanding anything contained in this Agreement, nothing in this Agreement shall: (a) affect the ability of any Consenting Stakeholder to consult with any other Consenting Stakeholder, the Company Parties, or any other party in interest in the Chapter 11 Cases (including any official committee and the United States Trustee); (b) impair or waive the rights of any Consenting Stakeholder to assert or raise any objection permitted under this Agreement in connection with the Restructuring Transactions; (c) be construed to prohibit any Consenting Stakeholders from appearing as a party-in- interest in a Chapter 11 Case, so long as such appearance and any positions advocated in connection therewith are not inconsistent with this Agreement; or (d) be construed to prohibit any Consenting Stakeholder from asserting, whether any matter, factor, or thing is a breach of, or is materially inconsistent with, this Agreement.

ACTIVE/124615886.22 13 Section 7. Commitments of the Company Parties. 7.01 Affirmative Commitments. Subject in all cases to Section 8, during the Agreement Effective Period, the Company Parties agree to: (a) support and take all steps reasonably necessary and desirable to support, facilitate, implement, consummate or otherwise give effect to the Restructuring Transactions in accordance with this Agreement; (b) to the extent any legal or structural impediment arises that would prevent, hinder, or delay the consummation of the Restructuring Transactions contemplated herein, take all steps reasonably necessary and desirable to address any such impediment; (c) consider in good faith all reasonable actions necessary or reasonably requested by the Consenting Stakeholders to facilitate the solicitation, confirmation (if applicable), and consummation of the Restructuring Transactions; (d) use commercially reasonable efforts to oppose and object to the efforts of any Person seeking to object to, delay, impede, or take any other action to interfere with the acceptance, implementation, or consummation of the Restructuring Transactions, including, but not limited to, timely filing a formal objection to any motion filed with the Bankruptcy Court by any Person or Entity seeking the entry of an order (i) directing the appointment of a trustee or examiner (with expanded powers beyond those set forth in sections 1106(a)(3) and (4) of the Bankruptcy Code); (ii) converting any of the Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code; (iii) seeking relief from the automatic stay with respect to any material asset or assets of the Debtors; (iv) dismissing any of the Chapter 11 Cases; (v) providing for the Bankruptcy Court to abstain from hearing any of the Chapter 11 Cases; (vi) modifying or terminating any Debtor’s exclusive right to file and solicit acceptances of a plan of reorganization; or (vii) for relief that (A) is materially inconsistent with this Agreement in any respect or (B) would, or would reasonably be expected to, frustrate the purposes of this Agreement, including by preventing the consummation of the Restructuring Transactions; (e) timely file a formal objection to any motion filed with the Bankruptcy Court by a third party challenging the validity, enforceability, perfection, or priority of, or seeking avoidance, disallowance or subordination of, any portion of the Foris Prepetition Claims, or the liens securing such Claims (as applicable); (f) use commercially reasonable efforts, and provide such assistance as may be reasonably required by the Consenting Stakeholders, to obtain any and all third party approvals (including, if necessary, all Regulatory Approvals) for the Restructuring Transactions; (g) negotiate in good faith and use commercially reasonable efforts to execute and deliver the Definitive Documents and any other required agreements to effectuate and consummate the Restructuring Transactions as contemplated by this Agreement; (h) use commercially reasonable efforts to seek additional support for the Restructuring Transactions from their other material stakeholders to the extent reasonably prudent;

ACTIVE/124615886.22 14 (i) provide counsel to Consenting Parties with Definitive Documents that the Debtors intend to file with the Bankruptcy Court in a timely manner but in no event less than (3) Business Days in advance of the filing thereof, or if not reasonably practicable, as soon as reasonably practicable but in any event no less than twenty-four (24) hours in advance of filing thereof; and (j) inform counsel to the Consenting Parties as soon as reasonably practicable and in any event within two (2) Business Days after the applicable Company Party (i) becomes aware of receipt of any notice or other correspondence from a third party asserting its consent is required to implement the Restructuring Transactions and (ii) makes any definitive determination (by the applicable Company Party or, as applicable, its board of directors, board of managers, or similar governing body), after consulting with counsel, (a) that taking any action, or refraining from taking any action, with respect to the Restructuring Transactions would be inconsistent with applicable Law or its fiduciary obligations under applicable Law or, (b) in the exercise of its fiduciary duties, to pursue an Alternative Restructuring Proposal, in accordance with Section 8. 7.02 Negative Commitments. Subject in all cases to Section 8, during the Agreement Effective Period, each of the Company Parties shall not directly or indirectly: (a) object to, delay, impede, or take any other action to interfere with confirmation of the Plan or acceptance, implementation, or consummation of the Restructuring Transactions; (b) take any action that is inconsistent in any material respect with, or is intended to frustrate or impede approval, implementation, or consummation of the Restructuring Transactions described in this Agreement or the Plan; (c) (i) fail to draft the Plan in a manner consistent with this Agreement, the Plan Term Sheet, and the Milestones contained herein in all material respects or (ii) modify the Plan, in whole or in part, in a manner that is not consistent with this Agreement in all material respects; (d) withdraw or revoke the Plan, as applicable, or publicly announce its intention not to pursue the Restructuring Transactions; (e) commence, support, or join any litigation or adversary proceeding against the Consenting Stakeholders other than in connection with the interpretation or enforcement of the Company Parties’ rights under this Agreement; or (f) file any motion, pleading, or Definitive Documents with the Bankruptcy Court or any other court (including any modifications or amendments thereof) that, in whole or in part, is not materially consistent with this Agreement (including in violation of the consent rights of any Party as to the form and substance of such motion, pleading, or Definitive Document) or the Plan. Section 8. Additional Provisions Regarding the Company Parties’ Commitments. 8.01 Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall require a Company Party or the board of directors, board of managers, or similar governing body of a Company Party, after consulting with counsel to the Company Parties, to take any action or to refrain from taking any action with respect to the Restructuring Transactions to the extent taking or failing to take such action would, based on the advice of counsel to the

ACTIVE/124615886.22 15 Company Parties, be inconsistent with applicable Law or its fiduciary obligations under applicable Law, and any such action or inaction pursuant to this Section 8.01 (collectively, “Permitted Fiduciary-Out Actions”) shall not be deemed to constitute a breach of this Agreement; provided, however, a Company Party shall provide prompt notice to the Consenting Stakeholder of such Permitted Fiduciary-Out Actions. For the avoidance of doubt, if a Company Party determines that the scope of any release provided for a former or current officer, director, employee or agent in accordance with the Plan Term Sheet (“Plan Release”) is inconsistent with the Company Party’s fiduciary obligations under applicable Law, as a result of or based on any internal or other investigation conducted by or for the Company Party or otherwise, actions or inactions by the Company Party based on such determination shall constitute Permitted Fiduciary-Out Actions and the Company Party shall provide prompt notice to the Consenting Stakeholder of such Permitted Fiduciary-Out Actions. Notwithstanding the foregoing, each of the Company Parties acknowledges its entry into this Agreement and the Restructuring Transactions is consistent with applicable Law and its fiduciary duties as of the Agreement Effective Date; provided, however, for the avoidance of doubt, the foregoing acknowledgment in relation to any Plan Release is specifically subject to any internal or other investigation conducted by or for the Company Party and the findings thereof. 8.02 Notwithstanding anything to the contrary in this Agreement, each Company Party and their respective directors, officers, employees, investment bankers, attorneys, accountants, consultants, and other advisors or representatives shall have the rights to: (a) consider, respond to, and facilitate Alternative Restructuring Proposals; (b) provide access to non-public information concerning any Company Party to any Entity or enter into Confidentiality Agreements or nondisclosure agreements with any Entity; (c) maintain or continue discussions or negotiations with respect to Alternative Restructuring Proposals; (d) otherwise cooperate with, assist, participate in, or facilitate any inquiries, proposals, discussions, or negotiation of Alternative Restructuring Proposals; and (e) enter into or continue discussions or negotiations with holders of Claims against or Equity Interests in a Debtor, any other party in interest in the Chapter 11 Cases (including any official committee and the U.S. Trustee), or any other Entity regarding the Restructuring Transactions or Alternative Restructuring Proposals; provided, that a Company Party shall provide notice to the Consenting Parties within two (2) Business Days of any definitive decision by the applicable Company Party or its board of directors, board of managers, or similar governing body, after consulting with counsel in good faith, and consistent with its fiduciary duties, to pursue an Alternative Restructuring Proposal. 8.03 The Company Parties shall (x) provide to counsel to the Consenting Parties (i) notice of any expression of interest regarding any Alternative Transaction, with such notice to include the material terms thereof, including the identity of the person or group of persons involved (unless prohibited by separate agreement) and (ii) a copy of any written offer or proposal (or a description of the terms of any oral offer or proposal) for any Alternative Transaction, in each case within two (2) Business Days of the Company Parties’ receipt of such indication of interest, offer, or proposal; (y) provide such information to counsel to the Consenting Parties regarding such discussions (including copies of any material provided to the Company Parties or their advisors) as necessary to keep the Consenting Parties reasonably contemporaneously informed as to the status and substance of such discussions, including with respect to any material changes to such indications of interest, offers, or proposals; and (z) promptly respond to information requests or

ACTIVE/124615886.22 16 questions from counsel to the Consenting Parties related to any such indications of interest, offers, or proposals. 8.04 Nothing in this Agreement shall: (a) impair or waive the rights of any a Company Part to assert or raise any objection permitted under this Agreement in connection with the Restructuring Transactions; or (b) prevent any a Company Party from enforcing this Agreement or contesting whether any matter, fact, or thing is a breach of, or is inconsistent with, this Agreement. Section 9. Transfer of Interests and Securities. 9.01 During the Agreement Effective Period, no Party shall Transfer any ownership (including any beneficial ownership as defined in the Rule 13d-3 under the Securities Exchange Act of 1934, as amended) in any Company Claims/Interests to any affiliated or unaffiliated party, including any party in which it may hold a direct or indirect beneficial interest, unless: (a) in the case of any Company Claims/Interests, the authorized transferee is either (i) a qualified institutional buyer as defined in Rule 144A of the Securities Act, (ii) a non-U.S. person in an offshore transaction as defined under Regulation S under the Securities Act, (iii) an institutional accredited investor (as defined in the Rules), or (iv) a Consenting Parties; (b) either (i) the transferee executes and delivers to counsel to the Company Parties, at or before the time of the proposed Transfer, a Transfer Agreement or (ii) the transferee is a Party or an affiliate thereof bound by the terms of this Agreement and the transferee provides notice of such Transfer (including the amount and type of Company Claim/Interest Transferred) to counsel to the Company Parties by the close of business on the second Business Day following such Transfer; and (c) in the case of a Transfer by a DIP Lender, such transfer is made pursuant to the terms of the DIP Credit Agreement. 9.02 Upon compliance with the requirements of Section 9.01, the transferee shall be deemed a Party under this Agreement, and the transferor shall be deemed to relinquish its rights (and be released from its obligations) under this Agreement to the extent of the rights and obligations in respect of such transferred Company Claims/Interests. Any Transfer in violation of Section 9 .01 shall be void ab initio. 9.03 This Agreement shall in no way be construed to preclude the Consenting Stakeholders from acquiring additional Company Claims/Interests; provided, however, that (a) such additional Company Claims/Interests shall automatically and immediately upon acquisition by a Party be deemed subject to the terms of this Agreement (regardless of when or whether notice of such acquisition is given to counsel to the Company Parties or counsel to the Consenting Stakeholders) and (b) such Party must provide notice of such acquisition (including the amount and type of Company Claim/Interest acquired) to counsel to the Company Parties within five (5) Business Days of such acquisition.

ACTIVE/124615886.22 17 9.04 This Section 9 shall not impose any obligation on any Company Party to issue any “cleansing letter” or otherwise publicly disclose information for the purpose of enabling a Party to Transfer any of its Company Claims/Interests. Notwithstanding anything to the contrary herein, to the extent a Company Party and another Party have entered into a Confidentiality Agreement, the terms of such Confidentiality Agreement shall continue to apply and remain in full force and effect according to its terms, and this Agreement does not supersede any rights or obligations otherwise arising under such Confidentiality Agreements. 9.05 Notwithstanding Section 9.01, a Qualified Marketmaker that acquires any Company Claims/Interests with the purpose and intent of acting as a Qualified Marketmaker for such Company Claims/Interests shall not be required to execute and deliver a Transfer Agreement in respect of such Company Claims/Interests if (a) such Qualified Marketmaker subsequently transfers such Company Claims/Interests (by purchase, sale assignment, participation, or otherwise) within five (5) Business Days of its acquisition to a transferee that is an entity that is not an affiliate, affiliated fund, or affiliated entity with a common investment advisor; (b) the transferee otherwise is a Permitted Transferee under Section 9.01; and (c) the Transfer otherwise is a permitted Transfer under Section 9.01. To the extent that a Consenting Party is acting in its capacity as a Qualified Marketmaker, it may Transfer (by purchase, sale, assignment, participation, or otherwise) any right, title or interests in Company Claims/Interests that the Qualified Marketmaker acquires from a holder of the Company Claims/Interests who is not a Consenting Party without the requirement that the transferee be a Permitted Transferee. For the avoidance of doubt, if a Qualified Marketmaker acquires any Company Claims/Interests from a Consenting Party and is unable to transfer such Company Claims/Interests within the five (5) Business Day- period referred to above, the Qualified Marketmaker shall execute and deliver a Transfer Agreement in respect of such Company Claims/Interests. 9.06 Notwithstanding anything to the contrary in this Section 9, the restrictions on Transfer set forth in this Section 9 shall not apply to the grant of any liens or encumbrances on any claims and interests in favor of a bank or broker-dealer holding custody of such claims and interests in the ordinary course of business and which lien or encumbrance is released upon the Transfer of such claims and interests. Section 10. Representations and Warranties of the Consenting Parties. Each Consenting Party severally, and not jointly, represents and warrants that, as of the date such Consenting Party executes and delivers this Agreement or a Joinder to this Agreement: (a) it has the full power and authority to tender, act on behalf of, vote and consent to matters concerning, such Company Claims/Interests; (b) such Company Claims/Interests are free and clear of any pledge, lien, security interest, charge, claim, equity, option, proxy, voting restriction, right of first refusal, or other limitation on disposition, transfer, or encumbrances of any kind, that would materially and adversely affect in any way such Consenting Parties’ ability to perform any of its obligations under this Agreement at the time such obligations are required to be performed;

ACTIVE/124615886.22 18 (c) it has the full power to vote, tender, approve changes to, and transfer all of its Company Claims/Interests referable to it as contemplated by this Agreement subject to applicable Law; and (d) solely with respect to holders of Company Claims/Interests, (i) it is either (A) a qualified institutional buyer as defined in Rule 144A of the Securities Act, (B) not a U.S. person (as defined in Regulation S of the Securities Act), or (C) an institutional accredited investor (as defined in the Rules), and (ii) any securities acquired by the Consenting Stakeholder in connection with the Restructuring Transactions will have been acquired for investment and not with a view to distribution or resale in violation of the Securities Act. Section 11. Mutual Representations and Warranties. Each of the Parties represents and warrants to each other Party that, as of the date such Party executes this Agreement: (a) it is validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, and has all requisite corporate, partnership, limited liability company or similar authority to enter into this Agreement and carry out the transactions contemplated hereby and perform its obligations contemplated hereunder, and the execution and delivery of this Agreement and the performance of such Party’s obligations hereunder have been duly authorized by all necessary corporate, partnership, limited liability company, or other similar action; (b) this Agreement is a legal, valid, and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforcement may be limited by applicable Laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; (c) except as expressly provided in this Agreement, the Plan, and the Bankruptcy Code, if applicable, no consent or approval is required by any other Person or Entity in order for it to effectuate the Restructuring Transactions contemplated by, and perform its respective obligations under, this Agreement; (d) the execution, delivery, and performance of such Party of this Agreement do not, and will not (i) violate (A) any provision of any Law or regulations applicable to it or (B) its articles of association, memorandum of association, charter, bylaws, or other governing documents or (ii) conflict with or constitute a breach of or default (without notice or lapse of time, or both) under, or give rise to a right of termination, modification, or cancellation of any obligation under any material contractual obligation to which it is a party, except in the case of clause (i)(A) and (ii)(Y) with respect to Company Parties, as would not reasonably be expected to have a material adverse effect on Company Parties, taken as a whole, and (Z) with respect to any other Party, as would not reasonably be expected to prevent or materially impair, alter, or delay the ability of such Party to consummate the transactions contemplated hereby; (e) to its knowledge, no facts or circumstances, including with respect to any pending or threatened legal actions, exist that would be reasonably expected to impair or delay the ability of such Party to consummate the Restructuring Transactions; and

ACTIVE/124615886.22 19 (f) except as expressly provided by this Agreement, it is not party to any restructuring or similar agreements or arrangements with the other Parties to this Agreement that have not been disclosed to all Parties to this Agreement. Section 12. Termination Events. 12.01 Consenting Stakeholder Termination Events. This Agreement may be terminated by the DIP Secured Parties or the Consenting Foris Prepetition Secured Lenders as to all Parties by the delivery to all Parties of a written notice in accordance with Section 14.11 hereof upon the occurrence of any one of the following events: (a) the breach in any material respect by a Company Party or any Other Consenting Stakeholder of any of the representations, warranties, or covenants of the Company Parties or the Other Consenting Stakeholders set forth in this Agreement that remains uncured (to the extent curable) for seven (7) Business Days after such terminating Consenting Stakeholders transmit a written notice in accordance with Section 14.11 hereof detailing any such breach; (b) any of the Milestones set forth in Section 4 (as may have been extended with the approval of the DIP Secured Parties and Consenting Foris Prepetition Secured Lenders) is not achieved, except where such Milestone has been waived or extended by the applicable Consenting Stakeholders; (c) the delivery of a notice by the Company Parties in accordance with Section 8; (d) this Agreement or any Definitive Document is amended, waived or modified in any manner not consistent in any material respect with the terms of this Agreement; (e) the issuance by any Governmental Authority, including any regulatory authority or court of competent jurisdiction, of any final, non-appealable ruling or order that (i) would reasonably be expected to prevent the consummation of a material portion of the Restructuring Transactions and (ii) remains in effect for fifteen (15) Business Days after such terminating Consenting Stakeholders transmit a written notice in accordance with Section 14.11 hereof detailing any such issuance; provided, that this termination right may not be exercised by any Party that sought or requested such ruling or order in contravention of any obligation set out in this Agreement; (f) the entry of an order by the Bankruptcy Court, or the filing of a motion or application by any Company Party or any Other Consenting Stakeholder seeking an order (without the prior written consent of the Consenting Stakeholders, not to be unreasonably withheld), (i) dismissing any of the Chapter 11 Cases, (ii) converting one or more of the Chapter 11 Cases of a Company Party to a case under chapter 7 of the Bankruptcy Code, (iii) appointing an examiner with expanded powers beyond those set forth in sections 1106(a)(3) and (4) of the Bankruptcy Code or a trustee in one or more of the Chapter 11 Cases of a Company Party, or (iv) rejecting this Agreement; (g) any Company Party or Other Consenting Stakeholder (i) files, amends or modifies, or files a pleading seeking approval of any Definitive Document or authority to amend or modify any Definitive Document in a manner that is inconsistent with or not permitted by this Agreement

ACTIVE/124615886.22 20 (including with respect to the consent rights afforded the Consenting Stakeholders under this Agreement) without the prior written consent of the Consenting Stakeholders, (ii) revokes the Restructuring Transactions without the prior consent of the Consenting Stakeholders, including the withdrawal of the Plan or support therefor, or (iii) publicly announces its intention to take any such acts listed in the foregoing clauses (i) or (ii) or is otherwise inconsistent with the consent rights afforded such Parties under this Agreement; (h) the Bankruptcy Court grants relief that is (i) inconsistent with this Agreement in any material respect or (ii) would, or would reasonably be expected to, materially frustrate the purposes of this Agreement, including by preventing the consummation of the Restructuring Transactions, in each case unless the Company Parties have sought a stay of such relief within seven (7) days after the date that the Bankruptcy Court grants such relief and such order is stayed, reversed, or vacated within fourteen (14) days after the date that the Bankruptcy Court grants such relief; (i) any Company Party files any motion or application seeking authority to sell any material assets without the prior written consent of the Consenting Stakeholders; (j) if the Bankruptcy Court enters an order in the Chapter 11 Cases terminating any Company Party’s exclusive right to file a plan or plans of reorganization or to solicit acceptances thereof pursuant to section 1121 of the Bankruptcy Code; (k) the Bankruptcy Court enters any order authorizing the use of cash collateral or post- petition financing that is not in the form of the DIP Orders or otherwise consented to by the Consenting Stakeholders; (l) the occurrence of any “Event of Default” under (and as defined in) the DIP Orders or DIP Credit Agreement that has not been cured (if susceptible to cure) or waived by the DIP Agent; (m) if by no later than October 18, 2023 the Bankruptcy Court shall not have entered the Final DIP Order (in a form acceptable to the DIP Lender and the Foris Prepetition Secured Lenders in their sole and absolute discretion); (n) if (i) any of the DIP Orders are reversed, stayed, dismissed, vacated, reconsidered, modified or amended without the consent of the DIP Secured Parties, or (ii) a motion for reconsideration, reargument or rehearing with respect to any such order has been filed and the Company Parties have failed to timely object to such motion; (o) if, prior to the initially scheduled hearing date to consider approval of the Disclosure Statement, a joinder to this Plan Support Agreement has not been executed and delivered by each of the Consenting Noteholders, the Committee, DSM-Firmenich and Givaudan; (p) if, prior to the initially scheduled hearing date to consider approval of the Disclosure Statement, the Debtors have not entered into binding agreements with each of DSM- Firmenich and Givaudan in a form acceptable to the Consenting Stakeholders, in their sole and absolute discretion, subject only to the occurrence of the Plan Effective Date;

ACTIVE/124615886.22 21 (q) if, prior to the initially scheduled hearing date to consider approval of the Plan, the Debtors have not negotiated modifications to the Lease dated as of March 10, 2008 by and between ES East Associates, LLC and Amyris, Inc (as from time to time amended, modified, supplemented, restated or amended and restated) for the real property located at 5885 Hollis Street, Emeryville, California that are acceptable to the DIP Secured Parties or the Consenting Foris Prepetition Secured Lenders; (r) the delivery of a notice by the Company Parties, in accordance with Section 14.11, indicating that a Company Party has determined (x) it will not take any action or will refrain from taking any action with respect to the Restructuring Transactions that constitutes a Permitted Fiduciary-Out Action that is Materially Inconsistent with the Plan Term Sheet, or (y) to modify in any respect that the scope of the Plan Release, Third Party Release, Exculpation and/or Injunction in favor of for the DIP Secured Parties, the Foris Prepetition Secured Lenders and their Related Parties as a Permitted Fiduciary-Out Action, (or the taking of any action, or refraining from taking any action); (s) seven (7) Business Days after the occurrence of any court of competent jurisdiction or other competent governmental or regulatory authority issuing a ruling or an order and such ruling or order becoming final and non-appealable, making illegal or otherwise restricting, preventing or prohibiting the consummation of the transactions contemplated by this Agreement in a way that cannot be reasonably remedied by the Company Parties; (t) the entry of an order by any court of competent jurisdiction invalidating, disallowing, subordinating, or limiting, in any respect, as applicable, the enforceability, priority, or validity of the Foris Prepetition Claims, other than an order approving the transactions as contemplated by this Agreement or the Plan, as applicable, or the filing of any motion or complaint that, if approved, would result in any of the foregoing; (u) a decision is issued in the Arbitration in the Lavvan Proceeding (as those terms are defined in the Plan Term Sheet) in such form and in such amount that is not acceptable to the Consenting Stakeholders in their sole and absolute discretion; (v) if the Qualified Bids submitted to the Company Parties on or prior to the Bid Deadline for the sale of the Sold Assets (as defined in the Plan Term Sheet) do not, in the aggregate, generate cash Net Proceeds (as defined in the Plan Term Sheet) in an amount acceptable to the DIP Secured Parties or the Consenting Foris Prepetition Secured Lenders; (w) the failure to satisfy the conditions precedent to confirmation of the Plan as set forth in the Plan Term Sheet, unless waived pursuant to the terms of the Plan Term Sheet and the Plan; (x) the failure to satisfy the conditions to the Plan Effective Date as set forth in the Plan Term Sheet, unless waived pursuant to the terms of the Plan Term Sheet and the Plan; or (y) the Bankruptcy Court enters an order denying confirmation of the Plan and (i) such order remains in effect for seven (7) Business Days after entry of such order and (ii) the Company Parties have failed to timely appeal such order.

ACTIVE/124615886.22 22 12.02 Consenting Other Stakeholder Termination Events. This Agreement may be terminated by an Other Consenting Stakeholder as to all Parties by the delivery to all Parties of a written notice in accordance with Section 14.11 hereof upon the occurrence of any one of the following events: (a) the breach in any material respect by a Company Party of any of the representations, warranties, or covenants of the Company Parties set forth in this Agreement that remains uncured (to the extent curable) for seven (7) Business Days after such terminating Other Consenting Stakeholders transmit a written notice in accordance with Section 14.11 hereof detailing any such breach; (b) the delivery of a notice by the Company Parties in accordance with Section 8; (c) this Agreement or any Definitive Document is amended, waived or modified in any manner that is not Materially Consistent as to such Other Consenting Stakeholder; (d) the issuance by any Governmental Authority, including any regulatory authority or court of competent jurisdiction, of any final, non-appealable ruling or order that (i) would reasonably be expected to prevent the consummation of a material portion of the Restructuring Transactions and (ii) remains in effect for fifteen (15) Business Days after such terminating Other Consenting Stakeholder transmits a written notice in accordance with Section 14.11 hereof detailing any such issuance; provided, that this termination right may not be exercised by any Party that sought or requested such ruling or order in contravention of any obligation set out in this Agreement; (e) the entry of an order by the Bankruptcy Court, or the filing of a motion or application by any Company Party seeking an order (without the prior written consent of the Other Consenting Stakeholder, not to be unreasonably withheld), (i) dismissing any of the Chapter 11 Cases, (ii) converting one or more of the Chapter 11 Cases of a Company Party to a case under chapter 7 of the Bankruptcy Code, (iii) appointing an examiner with expanded powers beyond those set forth in sections 1106(a)(3) and (4) of the Bankruptcy Code or a trustee in one or more of the Chapter 11 Cases of a Company Party, or (iv) rejecting this Agreement; (f) any Company Party (i) files, amends or modifies, or files a pleading seeking approval of any Definitive Document or authority to amend or modify any Definitive Document in a manner that is not Materially Consistent without the prior written consent of the Other Consenting Stakeholder, (ii) revokes the Restructuring Transactions without the prior consent of the Other Consenting Stakeholder, including the withdrawal of the Plan or support therefor; (g) the Bankruptcy Court grants relief that is not Materially Consistent unless the Company Parties have sought a stay of such relief within seven (7) days after the date that the Bankruptcy Court grants such relief and such order is stayed, reversed, or vacated within fourteen (14) days after the date that the Bankruptcy Court grants such relief; (h) if the Bankruptcy Court enters an order in the Chapter 11 Cases terminating any Company Party’s exclusive right to file a plan or plans of reorganization or to solicit acceptances thereof pursuant to section 1121 of the Bankruptcy Code;

ACTIVE/124615886.22 23 (i) seven (7) Business Days after the occurrence of any court of competent jurisdiction or other competent governmental or regulatory authority issuing a ruling or an order and such ruling or order becoming final and non-appealable, making illegal or otherwise restricting, preventing or prohibiting the consummation of the transactions contemplated by this Agreement in a way that is not Materially Consistent and cannot be reasonably remedied by the Company Parties; or (j) the entry of an order by any court of competent jurisdiction invalidating, disallowing, subordinating, or limiting, in any respect, as applicable, the enforceability, priority, or validity of the Other Consenting Stakeholders Company Claims/Interests, other than an order approving the transactions as contemplated by this Agreement or the Plan, as applicable, or the filing of any motion by the Company Parties that, if approved, would result in any of the foregoing; or (k) the Bankruptcy Court enters an order denying confirmation of the Plan and (i) such order remains in effect for seven (7) Business Days after entry of such order and (ii) the Company Parties have failed to timely appeal such order. 12.03 Company Party Termination Events. Any Company Party may terminate this Agreement as to all Parties upon prior written notice to the Consenting Stakeholders in accordance with Section 14.11 upon the occurrence of any one of the following events: (a) the breach in any material respect by one or more Consenting Stakeholders of any provision set forth in this Agreement that remains uncured (to the extent curable) for a period of seven (7) Business Days after the receipt by the Consenting Stakeholders of notice of such breach; (b) the board of directors, board of managers, or such similar governing body of any Company Party definitively determines, after consulting with counsel, (i) that proceeding with any of the Restructuring Transactions would be inconsistent with the exercise of its fiduciary duties or applicable Law or (ii) in the exercise of its fiduciary duties, to pursue an Alternative Restructuring Proposal; provided that the Company Party provides notice pursuant to Section 8.02; (c) the filing of any motion or pleading by any Consenting Stakeholder with the Bankruptcy Court that (i) is inconsistent in any material respect with this Agreement, the Plan, the Plan Term Sheet or (ii) seeks approval of any Definitive Document or authority to amend or modify any Definitive Document in a manner that is materially inconsistent with or not permitted by this Agreement (including with respect to the consent rights afforded the Company Parties under this Agreement) without the consent of the Company Parties, and such motion or pleading has not been withdrawn within five (5) Business Days of such filing; (d) the entry of an order by the Bankruptcy Court (i) dismissing any of the Chapter 11 Cases, (ii) converting one or more of the Chapter 11 Cases of a Company Party to a case under chapter 7 of the Bankruptcy Code, (iii) appointing an examiner with expanded powers beyond those set forth in sections 1106(a)(3) and (4) of the Bankruptcy Code or a trustee in one or more of the Chapter 11 Cases of a Company Party, or (iv) rejecting this Agreement; (e) seven (7) Business Days after the occurrence of any court of competent jurisdiction or other competent governmental or regulatory authority issuing a ruling or an order and such

ACTIVE/124615886.22 24 ruling or order becoming final and non-appealable, making illegal or otherwise restricting, preventing or prohibiting the consummation of the transactions contemplated by this Agreement in a way that cannot be reasonably remedied by the Company Parties; (f) the issuance by any Governmental Authority, including any regulatory authority or court of competent jurisdiction, of any final, non-appealable ruling or order that (i) would reasonably be expected to prevent the consummation of a material portion of the Restructuring Transactions and (ii) remains in effect for fifteen (15) Business Days after such terminating Company Party transmits a written notice in accordance with Section 14.11 hereof detailing any such issuance; provided, that this termination right shall not apply to or be exercised by any Company Party that sought or requested such ruling or order in contravention of any obligation or restriction set out in this Agreement; or (g) the Bankruptcy Court enters an order denying confirmation of the Plan and such order remains in effect for seven (7) Business Days after entry of such order. 12.04 Mutual Termination. This Agreement, and the obligations of the Parties hereunder, may be terminated by mutual written agreement among each of the Parties. 12.05 Automatic Termination. This Agreement shall terminate automatically without any further required action or notice immediately after the Effective Date. 12.06 Effect of Termination. Upon the occurrence of a Termination Date as to a Party, this Agreement shall be of no further force and effect as to such Party and each Party subject to such termination shall be released from its commitments, undertakings, and agreements under or related to this Agreement and shall have the rights and remedies that it would have had, had it not entered into this Agreement except as otherwise expressly provided herein. Nothing in this Agreement shall be construed as prohibiting a Party from contesting whether any such termination is valid or effective in accordance with this Agreement or to seek enforcement of any rights under this Agreement that arose or existed before a Termination Date. Except as expressly provided in this Agreement, nothing herein is intended to, or does, in any manner waive, limit, impair, or restrict (a) any right of any Party, or the ability of any Party, to protect and reserve its rights (including rights under this Agreement), remedies, and interests, including its Claims. Unless and until there is an unstayed order of the Bankruptcy Court providing that the giving of notice under and termination of this Agreement in accordance with its terms is prohibited by the automatic stay imposed by section 362 of the Bankruptcy Code, the occurrence of a Termination Event shall result in the automatic termination of this Agreement with respect to each Party for which this Agreement would terminate if the Parties having the right to terminate this Agreement (the “Requisite Notice Parties”) were permitted to provide notice of such occurrence in accordance with this Agreement, upon the date that is five (5) days following such occurrence, unless the Requisite Notice Parties waive such Termination Event in writing. No purported termination of this Agreement shall be effective under this Section 12.06 or otherwise if the Party seeking to terminate this Agreement is in material breach of this Agreement, except a termination pursuant to Section 12.02(b) or 12.02(f). Nothing in this Section 12.06 shall restrict any Company Party’s right to terminate this Agreement in accordance with Section 12.02(b).

ACTIVE/124615886.22 25 Section 13. Amendments and Waivers. (a) This Agreement may not be modified, amended, or supplemented, and no condition or requirement of this Agreement may be waived, in any manner except in accordance with this Section 13. (b) This Agreement may be modified, amended, or supplemented in a writing signed by: (i) each Company Party; and (ii) each Consenting Stakeholder, provided such modification, amendment or supplement is Materially Consistent and if such modification, amendment or supplement is not Materially Consistent to an Other Consenting Stakeholder, such Other Consenting Stakeholder shall be required to consent in writing to such modification, amendment, or supplement. (c) Any proposed modification, amendment, waiver, or supplement that does not comply with this Section 13 shall be ineffective and void ab initio. (d) Notwithstanding anything to the contrary in this Section 13, the Milestones shall be subject to waiver and extension as set forth in Section 4. (e) The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any Party to exercise, and no delay in exercising, any right, power, or remedy under this Agreement shall operate as a waiver of any such right, power, or remedy or any provision of this Agreement, nor shall any single or partial exercise of such right, power, or remedy by such Party preclude any other or further exercise of such right, power, or remedy or the exercise of any other right, power, or remedy. All remedies under this Agreement are cumulative and are not exclusive of any other remedies provided by Law. Section 14. Miscellaneous. 14.01 Acknowledgement. Notwithstanding any other provision herein, this Agreement is not and shall not be deemed to be an offer with respect to any securities or solicitation of votes for the acceptance of a plan of reorganization for purposes of sections 1125 and 1126 of the Bankruptcy Code or otherwise. Any such offer or solicitation will be made only in compliance with all applicable securities Laws, provisions of the Bankruptcy Code, and/or other applicable Law. 14.02 Exhibits Incorporated by Reference; Conflicts. Each of the exhibits, annexes, signatures pages, and schedules attached hereto is expressly incorporated herein and made a part of this Agreement, and all references to this Agreement shall include such exhibits, annexes, and schedules. In the event of any inconsistency between this Agreement (without reference to the exhibits, annexes, and schedules hereto) and the exhibits, annexes, and schedules hereto, this Agreement (without reference to the exhibits, annexes, and schedules thereto) shall govern. 14.03 Further Assurances. Subject to the other terms of this Agreement, the Parties agree to use commercially reasonable efforts to execute and deliver such other instruments and perform such acts, in addition to the matters herein specified, as may be reasonably appropriate or

ACTIVE/124615886.22 26 necessary and not inconsistent with this Agreement, or as may be required by order of the Bankruptcy Court, from time to time, to effectuate the Restructuring Transactions, as applicable. 14.04 Publicity. The Parties shall use commercially reasonable efforts to consult with each other regarding material press releases or public announcements concerning this Agreement or the transactions contemplated hereby. For the avoidance of doubt, material public announcements do not include any routine statements made via social media. 14.05 Complete Agreement. This Agreement, together with the other documents expressly referred to herein, constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements, oral or written, among the Parties with respect thereto, other than any Confidentiality Agreement. 14.06 GOVERNING LAW; SUBMISSION TO JURISDICTION; SELECTION OF FORUM. THIS AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. Each Party hereto agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Agreement, to the extent possible, in the Bankruptcy Court, and solely in connection with claims arising under this Agreement: (a) irrevocably submits to the exclusive jurisdiction of the Bankruptcy Court; (b) waives any objection to laying venue in any such action or proceeding in the Bankruptcy Court; and (c) waives any objection that the Bankruptcy Court is an inconvenient forum or do not have jurisdiction over any Party hereto. 14.07 TRIAL BY JURY WAIVER. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. 14.08 Execution of Agreement. This Agreement may be executed and delivered in any number of counterparts and by way of electronic signature and delivery (including .pdf), each such counterpart, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement. Except as expressly provided in this Agreement, each individual executing this Agreement on behalf of a Party has been duly authorized and empowered to execute and deliver this Agreement on behalf of said Party. 14.09 Rules of Construction. This Agreement is the product of negotiations among the Parties, and in the enforcement or interpretation hereof, is to be interpreted in a neutral manner, and any presumption with regard to interpretation for or against any Party by reason of that Party having drafted or caused to be drafted this Agreement, or any portion hereof, shall not be effective in regard to the interpretation hereof. The Parties were each represented by counsel during the negotiations and drafting of this Agreement and continue to be represented by counsel. 14.10 Successors and Assigns; Third Parties. This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors and permitted assigns, as applicable. There are no third party beneficiaries under this Agreement, and the rights or

ACTIVE/124615886.22 27 obligations of any Party under this Agreement may not be assigned, delegated, or transferred to any other person or entity without the prior written consent of the other Parties. 14.11 Notices. Except as otherwise expressly provided herein, all notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given (a) when personally delivered, (b) when transmitted by electronic mail, if received prior to 5:00 PM (local time of the recipient) on a Business Day or otherwise on the next Business Day, (c) the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service or (d) the third (3rd) Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case, to the respective Party at the electronic mail address or street address, as applicable, set forth below, or at such other electronic mail address or street address as such Party may specify by written notice to the other Party. (a) if to the Company Parties, to: Amyris, Inc. Attention: General Counsel 5885 Hollis Street, Suite 100 Emeryville, CA 94608 Phone: (510) 450-0761 Email: generalcounsel@amyris.com with copies to: PACHULSKI STANG ZIEHL & JONES LLP One Sansome Street, Suite 3430 San Francisco, CA 94104 Attention: Debra Grassgreen Phone: (415) 217-5102 Email: dgrassgreen@pszjlaw.com -and- PACHULSKI STANG ZIEHL & JONES LLP 10100 Santa Monica Blvd. 13th Floor Los Angeles, CA 90067-4003 Attention: Richard M. Pachulski Phone: (310) 277-6910 Email: rpachulski@pszjlaw.com (b) if to the DIP Secured Parties, to: Attention: Barbara Hager 1180 San Carlos Avenue, #717

ACTIVE/124615886.22 28 San Carlos, CA 94070 E-mail: amyris@forisventures.com with copies to: GOODWIN PROCTER LLP Three Embarcadero Center 28th Floor San Francisco, CA 94111 Attention: Jon Novotny Phone: (415) 733-6181 Email: jnovotny@goodwinlaw.com -and- GOODWIN PROCTER LLP The New York Times Building 620 Eighth Avenue New York, New York 10018-1405 Attention: Michael H. Goldstein Alexander J. Nicas Debora A. Hoehne Phone: (212) 813-8840 (212) 459-7460 (212) 459-7354 Email: mgoldstein@goodwinlaw.com anicas@goodwinlaw.com dhoehne@goodwinlaw.com (c) if to the Consenting Foris Prepetition Secured Lenders, to: Attention: Barbara Hager 1180 San Carlos Avenue, #717 San Carlos, CA 94070 E-mail: amyris@forisventures.com with copies to: GOODWIN PROCTER LLP Three Embarcadero Center 28th Floor San Francisco, CA 94111 Attention: Jon Novotny Phone: (415) 733-6181 Email: jnovotny@goodwinlaw.com -and-

ACTIVE/124615886.22 29 GOODWIN PROCTER LLP The New York Times Building 620 Eighth Avenue New York, New York 10018-1405 Attention: Michael H. Goldstein Alexander J. Nicas Debora A. Hoehne Phone: (212) 813-8840 (212) 459-7460 (212) 459-7354 Email: mgoldstein@goodwinlaw.com anicas@goodwinlaw.com dhoehne@goodwinlaw.com 14.12 Independent Due Diligence and Decision Making. Each Party hereby confirms that its decision to execute this Agreement has been based upon its independent assessment of documents and information available to it, as it has deemed appropriate. 14.13 Enforceability of Agreement. Each of the Parties to the extent enforceable waives any right to assert that the exercise of termination rights under this Agreement is subject to the automatic stay provisions of the Bankruptcy Code, and expressly stipulates and consents hereunder to the prospective modification of the automatic stay provisions of the Bankruptcy Code for purposes of exercising termination rights under this Agreement, to the extent the Bankruptcy Court determines that such relief is required. 14.14 Waiver. If the Restructuring Transactions are not consummated, or if this Agreement is terminated for any reason, the Parties fully reserve any and all of their rights. Pursuant to Federal Rule of Evidence 408 and any other applicable rules of evidence, this Agreement and all negotiations relating hereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms or the payment of damages to which a Party may be entitled under this Agreement. 14.15 Specific Performance. It is understood and agreed by the Parties that money damages would be an insufficient remedy for any breach of this Agreement by any Party, and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief (without the posting of any bond and without proof of actual damages) as a remedy of any such breach, including an order of the Bankruptcy Court or other court of competent jurisdiction requiring any Party to comply promptly with any of its obligations hereunder. 14.16 Several, Not Joint, Claims. Except where otherwise specified, the agreements, representations, warranties, and obligations of the Parties under this Agreement are, in all respects, several and not joint. 14.17 Severability and Construction. If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid, or unenforceable, the remaining provisions shall remain in full force and effect if essential terms and conditions of this Agreement for each Party remain valid, binding, and enforceable.

ACTIVE/124615886.22 30 14.18 Remedies Cumulative. All rights, powers, and remedies provided under this Agreement or otherwise available in respect hereof at Law or in equity shall be cumulative and not alternative, and the exercise of any right, power, or remedy thereof by any Party shall not preclude the simultaneous or later exercise of any other such right, power, or remedy by such Party. 14.19 Survival. Notwithstanding (a) any Transfer of any Company Claims/Interests in accordance with this Agreement or (b) the termination of this Agreement in accordance with its terms, the agreements and obligations of the Parties in Section 14 and the Confidentiality Agreements shall survive such Transfer and/or termination and shall continue in full force and effect for the benefit of the Parties in accordance with the terms hereof and thereof 14.20 Relationship Among Consenting Stakeholders and the Company Parties. Notwithstanding anything to the contrary herein, the duties and obligations of each Party under this Agreement shall be several and neither joint nor joint and several. None of the Parties shall have any fiduciary duty, any duty or trust or confidence in any form, or other duties or responsibilities to each other, any Party, or any of the Company Parties’ creditors or other stakeholders, including without limitation any holders of Company Claims/Interests. It is understood and agreed that any Party may trade in any debt or equity securities of the Company Parties without the consent of the Company Parties or any other Party, subject to applicable securities laws, any Confidentiality Agreement, and this Agreement. No prior history, pattern or practice of sharing confidences among or between any of the Parties and/or the Company Parties shall in any way affect or negate this understanding and agreement. All rights under this Agreement are separately granted to each Party and vice versa, and the use of a single document is for the convenience of the Parties. The decision to commit to enter into the transactions contemplated by this Agreement has been made independently. 14.21 Settlement Discussions. This Agreement is part of a proposed settlement of matters that could otherwise be the subject of litigation among the Parties. Nothing herein shall be deemed an admission of any kind. Pursuant to Federal Rule of Evidence 408, any applicable state rules of evidence and any other applicable law, foreign or domestic, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than to prove the existence of this Agreement or in a proceeding to enforce the terms of this Agreement. 14.22 Confidentiality and Publicity. The Parties hereby consent to the disclosure of the execution, terms and contents of this Agreement by the Company Parties in the Definitive Documents or as otherwise required by law or regulation. Notwithstanding the foregoing, the Company Parties will submit to the Consenting Stakeholders all press releases, public filings, public announcements or other communications with any news media, in each case, to be made by the Company Parties relating to this Agreement at least two (2) Business Days (it being understood that such period may be shortened to the extent there are exigent circumstances that require such public communication to be made to comply with applicable Law) in advance of release. Nothing contained herein shall be deemed to waive, amend or modify the terms of any Confidentiality Agreement. 14.23 Email Consents. Where a written consent, acceptance, approval, or waiver is required pursuant to or contemplated by this Agreement, pursuant to Section 3.02, Section 12 or otherwise, including a written approval Company Parties or the Consenting Stakeholders, such

ACTIVE/124615886.22 31 written consent, acceptance, approval, or waiver shall be deemed to have occurred if, by agreement between counsel to the Parties submitting and receiving such consent, acceptance, approval, or waiver, it is conveyed in writing (including electronic mail) between each such counsel without representations or warranties of any kind on behalf of such counsel. [Signature pages follow]

ACTIVE/124615886.22 32 IN WITNESS WHEREOF, this Agreement is executed and delivered as of the date first written above. COMPANY PARTIES AMYRIS, INC., a Delaware corporation By: Name: Philip J. Gund Title: Chief Restructuring Officer AMYRIS CLEAN BEAUTY, INC., a Delaware corporation By: Name: Philip J. Gund Title: Authorized Officer APRINNOVA, LLC, a Delaware limited liability company By: Name: Philip J. Gund Title: Authorized Officer AB TECHNOLOGIES LLC, a Delaware limited liability company By: Name: Philip J. Gund Title: Authorized Officer AMYRIS FUELS, LLC, a Delaware limited liability company By: Name: Philip J. Gund Title: Authorized Officer Phantom Phantom hilip Gal Philogene Parts

33 AMYRIS-OLIKA, LLC, a Delaware limited liability company By: Name: Philip J. Gund Title: Authorized Officer ONDA BEAUTY INC., a Delaware corporation By: Name: Philip J. Gund Title: Authorized Officer UPLAND 1 LLC, a Delaware limited liability company By: Name: Philip J. Gund Title: Authorized Officer AMYRIS-ECOFAB LLC, a Delaware limited liability company By: Name: Philip J. Gund Title: Authorized Officer CLEAN BEAUTY 4U HOLDINGS, LLC, a Delaware limited liability company By: Name: Philip J. Gund Title: Authorized Officer AMYRIS CLEAN BEAUTY LATAM LTDA., a Brazilian limited liability company By: Name: Daniel Moreira Title: Legal Director By: Name: Claudia Marina Nohara Title: Chief Financial Officer           P ilipp Guy P ilipp Gil Philipps Philippe P ilip JAY

34 INTERFACES INDUSTRIA E COMERCIO DE COSMETICOS LTDA., a Brazilian limited liability company By: Name: Claudia Marina Nohara Title: Chief Financial Officer By: Name: Daniel Moreira Title: Legal Director AMYRIS BIOTECNOLOGIA DO BRASIL LTDA., a Brazilian limited liability company By: Name: Claudia Marina Nohara Title: Chief Financial Officer By: Name: Daniel Moreira Title: Legal Director AMYRIS EUROPE TRADING B.V. (NETHERLANDS), a Netherlands limited liability company By: Name: Luca Galantucci Title: Director AMYRIS BIO PRODUCTS PORTUGAL, UNIPESSOAL, LDA., a Portugal liability company By: Name: Luca Galantucci Title: Director BEAUTY LABS INTERNATIONAL LIMITED, a United Kingdom limited company By: Name: Luca Galantucci Title: Director AMYRIS UK TRADING LIMITED, a United Kingdom limited company By: Name: Luca Galantucci Title: Director

CLEAN BEAUTY 4U LLC, a Delaware limited liability company By: Amyris, Inc. Its: Manager By: Name: Philip J. Gund Title: Authorized Officer CLEAN BEAUTY COLLABORATIVE, INC. a Delaware corporation By: Name: Caroline Hadfield Title: Chief Executive Officer & President DIP AGENT: EUAGORE, LLC, a Delaware limited liability company By: Name: Barbara S. Hager Title: Manager DIP LENDER: EUAGORE, LLC, a Delaware limited liability company By: Name: Barbara S. Hager Title: Manager CONSENTING FORIS PREPETITION SECURED PARTIES: FORIS VENTURES, LLC, a Delaware limited liability company By: Name: Barbara S. Hager Title: Manager           Phl gm

ACTIVE/124615886.20 CLEAN BEAUTY 4U LLC, a Delaware limited liability company By: Name: Title: CLEAN BEAUTY COLLABORATIVE, INC. a Delaware corporation By: Name: Title: DIP AGENT: EUAGORE, LLC, a Delaware limited liability company By: Name: Barbara S. Hager Title: Manager DIP LENDER: EUAGORE, LLC, a Delaware limited liability company By: Name: Barbara S. Hager Title: Manager CONSENTING FORIS PREPETITION SECURED PARTIES: FORIS VENTURES, LLC, a Delaware limited liability company By: Name: Barbara S. Hager Title: Manager DocuSign Envelope ID: DED07D96-A997-4E79-AECD-E68409663F56

ACTIVE/124615886.20 36 ANESMA GROUP, LLC, a California limited liability company By: Name: Barbara S. Hager Title: Manager ANJO VENTURES, LLC, a California limited liability company By: Name: Barbara S. Hager Title: Manager PERRARA VENTURES, LLC, a California limited liability company By: Name: Barbara S. Hager Title: Manager MUIRISC, LLC, a California limited liability company By: Name: Barbara S. Hager Title: Manager DocuSign Envelope ID: DED07D96-A997-4E79-AECD-E68409663F56

ACTIVE/124615886.22 EXHIBIT A List of Company Parties 1. Amyris, Inc., a Delaware corporation 2. Amyris Clean Beauty, Inc., a Delaware corporation 3. Aprinnova, LLC, a Delaware limited liability company 4. AB Technologies LLC, a Delaware limited liability company 5. Amyris Fuels, LLC, a Delaware limited liability company 6. Amyris-Olika, LLC, a Delaware limited liability company 7. Onda Beauty Inc., Delaware corporation 8. Upland 1 LLC, a Delaware limited liability company 9. Amyris Eco-Fab LLC, a Delaware limited liability company 10. Clean Beauty 4U Holdings, LLC, a Delaware limited liability company 11. Amyris Clean Beauty LATAM Ltda., a Brazil limited liability company 12. Interfaces Industria e Comercio de Cosmeticos Ltda., a Brazil limited liability company 13. Amyris Biotecnologia Do Brasil Ltda., a Brazil limited liability company 14. Amyris Europe Trading B.V. (Netherlands), a Netherlands limited company 15. Amyris Bio Products Portugal, Unipessoal, Lda., a Portugal limited company 16. Beauty Labs International Limited, a United Kingdom limited company 17. Amyris UK Trading Limited, a United Kingdom limited company

ACTIVE/124615886.22 EXHIBIT B Plan Term Sheet

ACTIVE/124965090.23 AMYRIS, INC. PLAN TERM SHEET This term sheet (this “Plan Term Sheet”) contains certain material terms and conditions of the proposed restructuring and related restructuring transactions (the “Restructuring” or “Restructuring Transactions”) of Amyris, Inc. (“Amyris”) and certain of its direct and indirect subsidiaries (together with Amyris, the “Company” or the “Debtors”). This Plan Term Sheet does not address all terms, conditions or other provisions that would be required in connection with the Restructuring or that will be set forth in the Definitive Documents, which are subject to agreement in accordance with the plan support agreement to which this Plan Term Sheet is attached (the “Plan Support Agreement”). The regulatory, corporate, tax, accounting, and other legal and financial matters related to the Restructuring have not been fully evaluated, and any such evaluation may affect the terms and structure of any Restructuring with any modifications to the terms and/or structure to be subject to the consent and approval rights under the Plan Support Agreement and this Plan Term Sheet. This Plan Term Sheet does not include a description of all of the terms, conditions, and other provisions that will be contained in the Definitive Documents governing the Restructuring, which remain subject to negotiation and completion in accordance with the Plan Support Agreement and applicable bankruptcy law. The Restructuring and Definitive Documents shall be consistent in all respects with this Plan Term Sheet and the Plan Support Agreement, and, as applicable shall be Materially Consistent, and shall be subject to the consent and approval rights set forth herein and therein. This Plan Term Sheet incorporates the rules of construction as set forth in section 102 of the Bankruptcy Code. THIS PLAN TERM SHEET IS NOT AN OFFER, ACCEPTANCE OR SOLICITATION WITH RESPECT TO ANY SECURITIES, LOANS OR OTHER INSTRUMENTS OR A SOLICITATION OF ACCEPTANCES OF A CHAPTER 11 PLAN WITHIN THE MEANING OF SECTION 1125 OF THE BANKRUPTCY CODE. ANY SUCH OFFER, ACCEPTANCE OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE LAW, INCLUDING SECURITIES LAWS AND/OR PROVISIONS OF THE BANKRUPTCY CODE. NOTHING CONTAINED IN THIS PLAN TERM SHEET SHALL BE AN ADMISSION OF FACT OR LIABILITY OR, UNTIL THE OCCURRENCE OF THE AGREEMENT EFFECTIVE DATE ON THE TERMS DESCRIBED IN THE PLAN SUPPORT AGREEMENT, DEEMED BINDING ON ANY OF THE PARTIES TO THE PLAN SUPPORT AGREEMENT. THIS PLAN TERM SHEET IS THE PRODUCT OF SETTLEMENT DISCUSSIONS AMONG THE COMPANY, THE DIP LENDERS, THE FORIS PREPETITION SECURED LENDERS AND SUCH OTHER CONSENTING STAKEHOLDERS WHO EXECUTE A JOINDER TO THE PLAN SUPPORT AGREEMENT. ACCORDINGLY, THIS PLAN TERM SHEET IS PROTECTED BY RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND ANY OTHER APPLICABLE STATUTES OR DOCTRINES PROTECTING THE USE OR DISCLOSURE OF CONFIDENTIAL SETTLEMENT DISCUSSIONS. THIS PLAN TERM SHEET IS PROVIDED IN CONFIDENCE. NEITHER THIS PLAN TERM SHEET, NOR THE FACT THAT IT EXISTS OR THE TERMS HEREOF, MAY

ACTIVE/124965090.23 2 BE SHARED WITH ANY PARTY WITHOUT THE EXPRESS WRITTEN CONSENT OF THE COMPANY, THE DIP LENDER AND THE FORIS PREPETITION SECURED LENDERS, EXCEPT AS MAY REQUIRED BY LAW. THIS PLAN TERM SHEET DOES NOT CREATE A DUTY TO NEGOTIATE IN GOOD FAITH TOWARD DEFINITIVE DOCUMENTATION AND SHALL NOT BE RELIED UPON BY ANY PERSON AS THE BASIS FOR ANY LIABILITY OR THE BASIS FOR A CONTRACT BY ESTOPPEL OR OTHERWISE. Restructuring Transactions Overview Restructuring Overview The Restructuring will be consummated pursuant to the Definitive Documents through confirmation of a chapter 11 plan (the “Plan”) in the voluntary cases commenced by the Debtors under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (as amended, the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court,” such cases referred to as In re Amyris, Inc., et. al. (Case No. 23-11131 (TMH) (Jointly Administered), the “Chapter 11 Cases”). The Restructuring Transactions will be subject to the Definitive Documents, the terms of the Plan Support Agreement (including the exhibits thereto) and the consent rights and approval rights set forth therein and herein. In general, the Restructuring contemplates: a. the DIP Lender on account of the DIP Facility Claims and the Foris Prepetition Secured Lenders on account of the Foris Prepetition Secured Claims will, on the Plan Effective Date: (x) receive, at their option, in their sole and absolute discretion, the portion of the First Net Cash Proceeds Tranche, Second Net Cash Proceeds Tranche and Third Net Cash Proceeds Tranche as set forth herein; and (y) determine, at their option, in their sole discretion, after application of the First Net Cash Proceeds Tranche, the Second Net Cash Proceeds Tranche and the Third Net Cash Proceeds Tranche to the outstanding DIP Facility Claims and/or Foris Prepetition Secured Claims, how much of the balance of the DIP Facility Claims and the Foris Prepetition Secured Claims, as applicable, shall be rolled up, converted, exchanged, refinanced or amended and restated on the Plan Effective Date, into the Exit Facility and/or 100% of the New Common Stock of Reorganized Amyris;

ACTIVE/124965090.23 3 b. the DIP Lender and the Foris Prepetition Secured Lenders shall provide jointly and severally, in the aggregate, a backstop commitment for a $[100,000,000] Exit Facility on the terms set forth in Exhibit A; c. the DSM Real Sweet Secured Claim shall receive on account of the Allowed DSM Real Sweet Secured Claim in full and complete satisfaction of such Claim payment in cash in the amount of such Allowed Claim on [June 30, 2026] and subject to such other terms and conditions as documented in the DSM Plan Promissory Note issued by Reorganized Amyris and secured by the DSM Plan Promissory Note Pledge Agreement, as further described in Exhibit C, and the DSM Other Secured Claims will be allowed in the amount of $0 and will neither receive nor retain any property under the Plan. DSM’s obligation to make earn-out payments to the Debtors under the DSM Agreements will be offset against the DSM Other Secured Claim and DSM will neither receive nor retain any other property under the Plan on account of the DSM Other Secured Claim; d. holders of the Convertible Notes Claims will receive on account of the Convertible Notes Claims in full and complete satisfaction of such Claims, on the Plan Effective Date (or as soon as practicable thereafter), a pro rata distribution of: (x) (i) $17,250,000 from the First Net Cash Proceeds Tranche (if, and only if, the Convertible Notes Class accepts the Plan); (ii) $17,250,000 from the Second Net Cash Proceeds Tranche (if, and only if, the Convertible Notes Class accepts the Plan); (iii) 31% of the Third Net Cash Proceeds Tranche; (iv) (A) 77.5% of the Net Cash Proceeds less the sum of First Net Cash Proceeds Tranche, Second Net Cash Proceeds Tranche and Third Net Cash Proceeds, and up to such amount as the Allowed Convertible Notes Claims are paid in full; and (y) the New Notes (if, and only if, the Convertible Notes Class accepts the Plan); e. holders of Allowed General Unsecured Claims will receive on account of the Allowed General Unsecured Claims in full and complete satisfaction of such Claims, on the Plan Effective Date (or as soon as practicable thereafter), a pro rata distribution from the General Unsecured Claims Reserve. The General Unsecured Claims Reserve shall be funded: (i) $8,000,000 from the First Net Cash Proceeds Tranche (if, and only if, the General Unsecured Claims

ACTIVE/124965090.23 4 1 “Claim” means any claim, as defined in section 101(5) of the Bankruptcy Code, against any Debtors. 2 Under the Plan, there shall be limited substantive consolidation of the Debtors’ estates solely for the purposes of voting on the Plan by the holders of Claims and making distributions to holders of Claims. Class accepts the Plan); (ii) $5,000,000 from the Second Net Cash Proceeds Tranche (if, and only if, the Convertible Notes Class accepts the Plan); (iii) 9% of the Third Net Cash Proceeds Tranche; and (iv) (x) 22.5% of the Net Cash Proceeds less the sum of First Net Cash Proceeds Tranche, Second Net Cash Proceeds Tranche and Third Net Cash Proceeds, and up to such amount as the Allowed General Unsecured Claims are paid in full; f. all Equity Interests of Amyris shall on the Plan Effective Date be cancelled and no property shall be received or retained on account of Equity Interests of Amyris and all Equity Interests of the other Debtors shall remain issued and outstanding; g. the DSM Contracts and DSM’s Claims shall receive treatment under the Plan that is Materially Consistent with the terms and conditions set forth herein and in Exhibit C; h. the Givaudan Contracts and Givaudan’s Claims shall receive treatment under the Plan that is Materially Consistent with the terms and conditions set forth herein and in Exhibit D; i. all Estate Causes of Action against the Released Parties will, on the Plan Effective Date, be settled and released; j. the Debtors’ Consumer Brands Business will be sold in accordance with the Bidding Procedures Order; and k. The holders of Direct Claims will receive a distribution from the Direct Claims Recovery Pool as provided for herein. Treatment of Claims1 and Equity Interests Each holder of an Allowed Claim or Equity Interest, as applicable, shall receive the treatment described below in full and final satisfaction, settlement, release, and discharge of and in exchange for such holder’s Allowed Claim or Allowed Equity Interest and, unless otherwise set forth herein, the classifications and treatment of each Allowed Claim or Equity Interest apply to each individual Debtor. Type of Claim/Class Treatment2 Impairment / Voting DIP Facility Claims On the Plan Effective Date, in full and complete satisfaction of the DIP Facility Claims (other than the DIP Facility Claims rolled up, converted, exchanged, refinanced or amended and restated, into N/A

ACTIVE/124965090.23 5 the Exit Facility or New Common Stock of Reorganized Amyris), the DIP Lender will receive, at the option of the DIP Lender, in its sole discretion (x) a portion of the First Tranche Net Proceeds, the Second Tranche Net Proceeds, and the Third Tranche Net Proceeds as provided for herein, and (y) an amount equal to the DIP Facility Claims not paid on account of distributions of the First Net Tranche Proceeds, the Second Net Tranche Proceeds and the Third Net Tranche Proceeds rolled up, converted, exchanged, refinanced or amended and restated, into: (i) the Exit Facility and/or (ii) 100% New Common Stock of Reorganized Amyris. Administrative, Priority and Priority Tax Claims On or as soon as practicable after the later to occur of (i) the Plan Effective Date and (ii) the date such claim becomes Allowed (or as otherwise set forth in the Plan), each holder of an administrative, priority or priority tax claim will receive in full and complete satisfaction of its Allowed Claim, either payment in cash, or otherwise receive treatment consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code. Unimpaired / Deemed to Accept Foris Prepetition Secured Claims Class On the Plan Effective Date, holders of the Foris Prepetition Secured Claims will, at the option of the Foris Prepetition Secured Lenders, in each of their sole discretion, receive (x) a portion of the First Tranche Net Proceeds, the Second Tranche Net Proceeds, and the Third Tranche Net Proceeds as provided for herein, and (y) an amount equal to the Foris Prepetition Secured Claims not paid on account of distributions of the First Net Tranche Proceeds, the Second Net Tranche Proceeds and the Third Net Tranche Proceeds, rolled up, converted, exchanged, refinanced or amended and restated, into the Exit Facility and/or Impaired / Entitled To Vote, Subject To The Plan Support Agreement

	100% New Common Stock of Reorganized Amyris.	
DSM Real Sweet Secured Claim Class	On the Plan Effective Date, in full and complete satisfaction of the DSM Real Sweet Secured Claim, DSM will receive on account of the Allowed DSM Real Sweet Secured Claim a cash payment [on June 30, 2026] in the amount equal to the principal and accrued and unpaid non-default interest owing as of the Effective Date on account of the DSM Real Sweet Secured Claim (with interest accrued thereafter until the Allowed DSM Real Sweet Secured Claim is paid), which obligation will be documented by a Plan Promissory Note issued by Reorganized Amyris and secured by a Plan Promissory Note Pledge Agreement in the form and consistent with the terms set forth in **Exhibit C**.	Impaired / Entitled To Vote, [Subject To The Plan Support Agreement]
DSM Other Secured Claim Class	On the Plan Effective Date, in full and complete satisfaction of the DSM Other Secured Claim, DSM's obligation to make earn-out payments to the Debtors under the DSM Agreements will be offset against the DSM Other Secured Claim and DSM will neither receive nor retain any other property under the Plan on account of the DSM Other Secured Claim.	Impaired / Entitled To Vote, [Subject To The Plan Support Agreement]
Lavvan Secured Claim Class	On the Plan Effective Date, in full and complete satisfaction of the Lavvan Secured Claim, Lavvan will retain whatever lien it may have on the Debtors' assets solely to the extent it secures an Allowed Lavvan Secured Claim, and after such time as the Foris Prepetition Secured Lenders and/or the DIP Lender, as applicable, receives the indefeasible payment in cash in full of the obligations owing under the (i) Foris 2018 Loan, (ii) the DIP Facility Claims, [and (iii) such other Foris Prepetition Secured Claims as are determined by the	Impaired / Entitled To Vote

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ACTIVE/124965090.23 7 3 If the Allowed Lavvan Claim exceeds the Allowed Lavvan Secured Claim, the difference shall be an Allowed General Unsecured Claim; provided, however, any distribution to be paid to Lavvan on account of such Allowed General Unsecured Claim shall be paid to: (i) the DIP Lender on account of the DIP Facility Claims that have not then been indefeasibly paid in cash in full; (ii) Foris on account of the Foris 2018 Loan Claims that have not then been indefeasibly paid in cash in full; and (iii) such other Foris Prepetition Secured Claims as are determined by the Bankruptcy Court are required under the Lavvan Documents to be indefeasibly paid in cash in full prior to the Lavvan Claims being paid that have not then been indefeasibly paid in cash in full, in each cash at the option, and in the sole and absolute discretion, of the DIP Lender, Foris and the Foris Prepetition Secured Lenders, respectively. Bankruptcy Court are required under the Lavvan Documents to be indefeasibly paid in cash in full prior to the Allowed Lavvan Secured Claim being paid], thereafter Lavvan will receive equal annual amortizing deferred cash payments on the Allowed Lavvan Secured Claim at a duration and rate to be determined by the Bankruptcy Court.3 Convertible Note Claims Class On the Plan Effective Date, in full and complete satisfaction of the Convertible Note Claims: (A) if the Convertible Notes Class votes to accept the Plan, each holder of an Allowed Convertible Note Claim will receive, on account of such Allowed Convertible Note Claim, a pro rata distribution of: (x) (i) $17,250,000 from the First Net Cash Proceeds Tranche; (ii) $17,250,000 from the Second Net Cash Proceeds Tranche; (iii) 31% of the Third Net Cash Proceeds Tranche; and (iv) 77.5% of Fourth Net Cash Proceeds Tranche and (y) the New Notes, and up to such amount as the Allowed Convertible Notes Claim is paid in full, taking into account all distributions provided for in clause (x) (i), (ii), (iii) and (iv), and (y); or (B) if the Convertible Notes Class votes to reject the Plan, each holder of an Allowed Convertible Note Claim will receive, on account of such Allowed Convertible Note Claim, a pro rata distribution of: (i) 31% of the Third Net Cash Proceeds Tranche; and (ii) (x) Impaired / Entitled to Vote

ACTIVE/124965090.23 8 77.5% of the Fourth Net Cash Proceeds Tranche, and up to such amount as the Allowed Convertible Notes Claim is paid in full. General Unsecured Claims Class Holders of Allowed General Unsecured Claims will receive on account of the Allowed General Unsecured Claims in full and complete satisfaction of such Claims, on the Plan Effective Date (or as soon as practicable thereafter), a pro rata distribution from the General Unsecured Claims Reserve. On the Plan Effective Date, in full and complete satisfaction of Allowed General Unsecured Claims, the General Unsecured Claims Reserve shall be funded: (A) if the General Unsecured Claims Class votes to accept the Plan, the General Unsecured Claims Reserve shall receive: (i) $8,000,000 from the First Net Cash Proceeds Tranche; (ii) $5,000,000 from the Second Net Cash Proceeds Tranche; (iii) 9% of the Third Net Cash Proceeds Tranche; and (iv) (A) 22.5% of the Fourth Net Cash Proceeds Tranche, and up to such amount as the Allowed General Unsecured Claims are paid in full, taking into account all distributions provided for in clause (i), (ii), (iii) and (iv); or (B) if the General Unsecured Claims Class votes to reject the Plan, the General Unsecured Claims Reserve shall receive: (i) 9% of the Third Net Cash Proceeds Tranche; and (ii) (x) 22.5% of the Fourth Net Cash Proceeds Tranche. Impaired / Entitled to Vote DSM Contract Claims Class On the Plan Effective Date, (x) if DSM votes to accept the Plan, the DSM Contracts shall be modified as set forth in Exhibit C and the DSM Contract Claims shall be allowed in the amount of $0 and DSM shall neither receive nor retain any Impaired / Entitled to Vote

ACTIVE/124965090.23 9 property under the Plan on account of the DSM Contract Claims except as provided for in Exhibit C; and (y) if DSM votes to reject the Plan, the DSM Contracts shall be rejected and any Allowed DSM Contract Claims arising from such rejection shall be treated as a General Unsecured Claim for purposes of distribution under the Plan. Givaudan Contract Claims Class On the Plan Effective Date, (x) if Givaudan votes to accept the Plan, the Givaudan Contracts shall be modified as set forth in Exhibit D and the Givaudan Contract Claims shall be allowed in the amount of $0 and Givaudan shall neither receive nor retain any property under the Plan on account of the Givaudan Contract Claims except as otherwise provided for in Exhibit D; and (y) if Givaudan votes to reject the Plan, the Givaudan Contracts shall be rejected and any Allowed Givaudan Contract Claims arising from such rejection shall be treated as a General Unsecured Claim for purposes of distribution under the Plan and shall receive the treatment provided for General Unsecured Claims. Impaired / Entitled to Vote Intercompany Claims On the Plan Effective Date, all Allowed Intercompany Claims shall be, at the option of the Debtors or the Reorganized Debtors, either: Reinstated; adjusted, converted to equity, otherwise set off, settled, distributed, or contributed; or canceled, released, or discharged without any distribution on account of such Claims. Impaired / Not Entitled to Vote (Consented to Treatment) [Convenience Claims] [In full and final satisfaction of its Allowed Convenience Claim, on the Effective Date, each Holder of an Allowed Convenience Claim shall receive Cash equal to [____]% of the Allowed amount of its Allowed Convenience Claim.] [Impaired / Entitled to Vote]

Section 510(b) Claims Class	In full and final satisfaction of its Allowed Section 510(b) Claim, on the Plan Effective Date, each holder of an Allowed Section 510(b) Claim shall neither receive nor retain any property under the Plan.	Impaired / Deemed to Reject
Equity Interests Class	On the Plan Effective Date, Equity Interests of Amyris will be cancelled and no property shall be received or retained on account of Equity Interests of Amyris.	Impaired / Deemed to Reject
Other Terms		
Subordination	The classification and treatment of Claims under the Plan shall determine the respective contractual, legal, and equitable subordination rights of such Claims, and to the extent the Plan provides otherwise, any such other rights shall be settled, compromised, and released pursuant to the Plan.	
Fees and Expenses	All accrued fees and expenses of Goodwin Procter LLP, and any local counsel, and any other professionals and/or consultants for the Foris Prepetition Secured Lenders (the "<u>Prepetition Lender Advisors</u>"), in each case, in accordance with the terms of their applicable engagement letters, shall be added to the outstanding principal balance of the DIP Facility Claims and the Foris Prepetition Secured Lender Secured Claims, respectively, as of the Plan Effective Date.	
Sale of Consumer Brands Businesses	The Debtors' Consumer Brands Businesses will be sold during the Chapter 11 Cases in accordance with the Bidding Procedures Order. Under the Plan, Net Proceeds from the sale of the Consumer Brand Businesses will be used to fund cash payments required to be made under the Plan on or after the Plan Effective Date.	
Waterfall of Net Proceeds From Sale of Sold Assets	The Net Proceeds from the sale of the Sold Assets shall be distributed in accordance with the following waterfall: a. With respect to Net Cash Proceeds, in the following order of priority: i. First Net Cash Proceeds Tranche; ii. Second Net Cash Proceeds Tranche; iii. Third Net Cash Proceeds Tranche; and iv. Fourth Net Cash Proceed Tranche.	

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ACTIVE/124965090.23 11 4 For avoidance of doubt, if the Convertible Notes Class votes to reject the Plan its share of the Sold Asset Non-Cash Net Proceeds shall be distributed to Reorganized Amyris. 5 For avoidance of doubt, if the General Unsecured Claim Class votes to reject the Plan its share of the Sold Asset Non-Cash Net Proceeds shall be distributed to Reorganized Amyris. b. With respect to Non-Cash Net Proceeds, based on the following percentages, at such time as such Non-Cash Net Proceeds are realized in cash: i. 20% to the Convertible Notes Class to be added to the Fourth Net Cash Proceeds Tranche (if, and only if, the Convertible Notes Class accepts the Plan);4 ii. 5% to the General Unsecured Claim Reserve to be added to the Fourth Net Cash Proceeds Tranche (if, and only if, the General Unsecured Claim Class accepts the Plan);5 and iii. 75% to Reorganized Amyris. c. See Exhibit E for an illustrative waterfall. Executory Contracts, Licenses and Unexpired Leases Except for executory contracts, leases and licenses separately provided for under the Plan, the Plan will provide that executory contracts, intellectual property contracts and unexpired leases that are not assumed, assumed and assigned, or rejected as of the Plan Effective Date (either pursuant to the Plan or a separate motion) will be deemed rejected pursuant to section 365 of the Bankruptcy Code. Tax Structure The terms of the Restructuring will be structured to maximize tax efficiencies for each of the Debtors, the DIP Lender and the Foris Prepetition Secured Lenders as agreed to by such parties in accordance with the Plan and the Plan Supplement. Cancellation of Notes, Instruments, Certificates, and Other Documents On the Plan Effective Date, except to the extent otherwise provided in this Plan Term Sheet or the Plan, as applicable, and other than as to the DIP Facility Claims and Foris Prepetition Secured Claims rolled up, converted, exchanged, refinanced or amended and restated, into the Exit Facility or New Common Stock , all notes, instruments, certificates, and other documents evidencing Claims or Equity Interests, including credit agreements and indentures, shall be canceled, and the Debtors’ obligations thereunder or in any way related thereto shall be deemed satisfied in full and discharged. Discharge of Claims and Termination of Interests Pursuant to section 1141(d) of the Bankruptcy Code and except as otherwise specifically provided in the Plan, or in any contract, instrument, or other agreement or document created pursuant to the Plan, the distributions, rights, and treatment that are provided in the Plan shall be in complete satisfaction, discharge, and release,

ACTIVE/124965090.23 12 effective as of the Plan Effective Date, of Claims (including any intercompany claims that the Debtors resolve or compromise after the Plan Effective Date), Interests, and Estate Causes of Action of any nature whatsoever, including any interest accrued on Claims or Interests from and after the Petition Date, whether known or unknown, against, liabilities of, liens on, obligations of, rights against, and Interests in the Debtors or any of their assets or properties, regardless of whether any property shall have been distributed or retained pursuant to the Plan on account of such Claims and Interests, including demands, liabilities, and Estate Causes of Action that arose before the Plan Effective Date, any liability (including withdrawal liability) to the extent such Claims or Interests relate to services that employees of the Debtors have performed prior to the Plan Effective Date, and that arise from a termination of employment, any contingent or non-contingent liability on account of representations or warranties issued on or before the Plan Effective Date, and all debts of the kind specified in sections 502(g), 502(h), or 502(i) of the Bankruptcy Code, in each case whether or not (a) a Proof of Claim based upon such debt or right is filed or deemed filed pursuant to section 501 of the Bankruptcy Code, (b) a Claim or Interest based upon such debt, right, or Interest is Allowed pursuant to section 502 of the Bankruptcy Code, or (c) the holder of such a Claim or Interest has accepted the Plan. The Confirmation Order shall be a judicial determination of the discharge of all Claims and Interests subject to the occurrence of the Plan Effective Date. Conditions Precedent to Confirmation The confirmation of the Plan will be subject to the following conditions precedent, among others; provided, however, that any condition can be waived with the prior written consent of all of the Debtors, the DIP Lender and the Foris Prepetition Secured Lenders: a. the Disclosure Statement Order shall have been entered; b. the Plan Supplement and all of the schedules, documents, and exhibits contained therein shall have been filed; c. the Plan Support Agreement shall not have been terminated and shall be in full force and effect; d. the Bankruptcy Court shall have entered the DIP Orders, and the Final DIP Order (in a form acceptable to the DIP Lender and the Foris Prepetition Secured Lenders in their sole and absolute discretion) shall be in full force and effect in accordance with the terms thereof, and no event of default shall be continuing thereunder or occur as a result of entry of the Confirmation Order; e. the Sale of the Consumer Brands Businesses shall have been approved by the Bankruptcy Court and the order approving

ACTIVE/124965090.23 13 the sale of the Consumer Brands Businesses shall be entered and not stayed or vacated; f. each of DSM and Givaudan have executed a joinder to the Plan Support Agreement and voted to accept the Plan; g. (A) the Consenting Convertible Noteholders shall have executed a joinder to the Plan Support Agreement and the Convertible Notes Class shall have voted to accept the Plan and (B) the Official Committee of Unsecured Creditors shall have executed a joinder to the Plan Support Agreement and the General Unsecured Claims Class votes to accept the Plan; h. the Sold Assets, in the aggregate, shall generate cash Net Proceeds in an amount acceptable to the DIP Lender and the Foris Prepetition Secured Lenders; i. the amount of the Allowed Lavvan Secured Claim shall be determined by the Bankruptcy Court and such amount shall be acceptable to the DIP Lender and the Foris Prepetition Secured Lenders in their sole and absolute discretion; j. the Debtors shall negotiate modifications to the Lease dated as of March 10, 2008 by and between ES East Associates, LLC and Amyris, Inc. (as from time to time amended, modified, supplemented, restated or amended and restated) for the real property located at 5885 Hollis Street, Emeryville, California that are acceptable to the DIP Lender and the Foris Prepetition Secured Lenders; and k. the Plan Releases, Third Party Releases, Exculpation and Injunction, Direct Claims Injunction provisions shall be approved and the Released Parties and Direct Claims Injunction Parties shall include such persons as is acceptable to the DIP Lender and the Foris Prepetition Secured Lenders and the Debtors in their respective sole and absolute discretion. The foregoing conditions precedent are collectively referred to as the “Confirmation Conditions Precedent.” Conditions Precedent to Plan Effective Date The occurrence of the Plan Effective Date will be subject to the following conditions precedent, among others; provided, however, that any condition can be waived with the prior written consent of the Debtors and the Foris Prepetition Secured Lenders: a. the Plan Support Agreement shall not have been terminated and shall be in full force and effect; b. the Bankruptcy Court shall have entered the DIP Orders, and the Final DIP Order shall be in full force and effect;

ACTIVE/124965090.23 14 c. the Bankruptcy Court shall have entered the Confirmation Order in form and substance Materially Consistent with the Plan Support Agreement, and the Confirmation Order shall be in full force and effect and not have been reversed, stayed, modified, or vacated on appeal; d. the Definitive Documents shall (i) be on terms Materially Consistent with the Plan Support Agreement and otherwise approved by the requisite parties thereto consistent with their respective consent and approval rights as set forth in the Plan Support Agreement and (ii) have been executed or deemed executed and delivered by each party thereto, and any conditions precedent related thereto shall have been satisfied or waived by the applicable party or parties; e. all actions, documents, and agreements necessary to implement and consummate the Plan shall have been effected and executed, including, without limitation, the closing of the sales of the Consumer Brands Businesses; f. each of the Exit Facility and related documentation shall have been executed and delivered by each party thereto, and any conditions precedent related thereto shall have been satisfied or waived (with the consent of the Debtors, the DIP Lender, the Foris Prepetition Secured Lenders, and the Exit Facility Lenders), other than such conditions that relate to the effectiveness of the Plan and related transactions, including payment of fees and expenses; g. all fees, expenses, and other amounts payable to the DIP Lender, the Foris Prepetition Secured Lenders and the Consenting Stakeholders as provided for in the Plan Support Agreement shall have been satisfied in full (or provision for such payment made); and h. the Debtors, the DIP Lenders and the Foris Prepetition Secured Lenders shall have obtained all authorizations, consents, regulatory approvals, rulings, or documents that are necessary to implement and effectuate the Plan and each of the other transactions contemplated by the Restructuring. The foregoing conditions precedent are collectively referred to as the “Effective Date Conditions Precedent.” Definitive Documents This Plan Term Sheet does not include a description of all of the terms, conditions, and other provisions that will be contained in the Definitive Documents (as defined in the Plan Support Agreement), which shall be in form and substance subject to the consent rights set forth herein and in the Plan Support Agreement.

ACTIVE/124965090.23 15 Direct Claims Recovery Pool The Plan shall establish on the Plan Effective Date, and in consideration for being bound by the Third-Party Releases provided by holders of Direct Claims, a Direct Claims Recovery Pool that will be comprised of the distributions to be made to the holders of Direct Claims from any D&O Insurance Settlement and the Estate Excluded Party Litigation Trust, to fund distributions to holders of Direct Claims in accordance with the Plan, after payment of all direct out of pocket administrative, personnel, legal costs and expenses incurred after the Plan Effective Date in administering the Direct Claims Recovery Pool, and making distributions from the Direct Claims Recovery Pool on account of such Direct Claims. The mechanics for establishing, implementing and administering the Direct Claims Recovery Pool will be set forth in the Plan and Plan Supplement. The Direct Claims Recovery Pool shall be distributed pro rata based upon the following percentages: (i) 25% to holders of Direct Claims that are holders of Equity Interests; (ii) 38.75% to holders of Direct Claims that are holders of Convertible Notes; (iii) 11.25% to holders of Direct Claims that are holders of General Unsecured Claims; and (i) 25% to Reorganized Amyris. The distributions to be made under the Plan to holders of Direct Claims shall be the sole source of recovery for any and all such Direct Claims. For the avoidance of doubt, holders of Direct Claims are not entitled to receive distributions or other payment of funds from the Excluded Party Litigation Trust on behalf of, related to, or with respect to, such Direct Claims. If the Third-Party Releases are not approved by the Bankruptcy Court, each holder of a Direct Claim may voluntarily elect to receive its Pro Rata share of 50% of the portion of the Direct Claims Recovery Pool to which it is entitled by electing to grant the Third-Party Releases, through the following methods: (x) for (i) holders of Claims who are entitled to submit a ballot to vote on the Plan and vote to accept the Plan, (ii) holders of Claims who are entitled to submit a ballot to vote on the Plan and (a) vote to reject the Plan or (b) abstain from voting on the Plan and, in either case, do not elect to exercise their right to opt out of granting the Third-Party Releases, and (y) for holders of Claims and Interests who are deemed to accept or reject the Plan and are provided with a notice of non-voting status providing them with the right to opt out of the Third-Party Releases and do not elect to exercise such right; provided, that, as applicable, the Direct Claims Threshold is satisfied. Any undistributed amounts in the Direct Claims Recovery Pool that would have otherwise been allocated to holders of Direct Claims that opted out of granting the Third-Party Release shall revert to the Reorganized Amyris.

ACTIVE/124965090.23 16 Organizational Documents and Governance The organizational documents for the Reorganized Debtors (including, without limitation, charters, bylaws, operating agreements, and other organization documents, as applicable (the “New Reorganized Debtors Organizational Documents”), the identities of the directors, managers, members and officers, as applicable, of the Reorganized Amyris, and the terms and conditions of any voting rights shall be set forth in the Plan Supplement. Retention of Jurisdiction The Plan will provide that the Bankruptcy Court shall retain jurisdiction for usual and customary matters. Estate Causes of Action The Plan will settle and release all Estate Causes of Action against the Released Parties as set forth in Exhibit F (the “Plan Release”) To the extent the Estate Causes of Action are not settled or released, the Reorganized Amyris shall retain all rights to commence and pursue any Estate Causes of Action, other than any Estate Causes of Action that the Debtors have released pursuant to the Plan. For avoidance of doubt, Reorganized Amyris shall retain, without limitation, all rights to commence and pursue any Estate Causes of Action (including, without limitation, causes of action under Section 547 of the Bankruptcy Code) other than (i) causes of action that constitute Excluded Party Litigation Trust Assets, (ii) any causes of action of the Debtors and Estates against the Released Parties, and (iii) any causes of action sold or transferred to third parties, including, without limitation, causes of action sold as part of the Sold Assets. Third Party Releases The Plan shall include a third party release of the Released Parties by the Releasing Parties as set forth in Exhibit F (the “Third Party Release”). Direct Claims Injunction The Plan shall include in connection with the Third-Party Release a an injunction as set forth in Exhibit F (the “Direct Claims Injunction”). Exculpation The Plan shall include a customary exculpation provision for estate fiduciaries and other parties in connection with all matters arising in connection with the Debtors’ Chapter 11 Cases, including, without limitation, all matters arising during the pendency of the Chapter 11 Cases, the formulation, negotiation, documentation, and implementation of the Debtors’ Disclosure Statement, solicitation of votes on the Plan, and the Plan. Insurance The Plan will provide for Estate Causes of Action against the Excluded Parties to be prosecuted by the Estate Excluded Party Litigation Trust – but if on or before the Plan Effective Date the Debtors have not entered into a D&O Insurance Settlement such

ACTIVE/124965090.23 17 settled claims shall not be assigned to the Estate Excluded Party Litigation Trust. Management and Key Employee Programs The Plan will provide that Reorganized Amyris will adopt, post- Effective Date, one or more equity-linked management incentive plans, providing for the issuance, from time to time, subject to vesting and other conditions, of equity-linked awards, as approved by the New Board of Reorganized Amyris. General Unsecured Claim Reserve The Plan shall establish under the Plan on the Plan Effective Date a reserve (the “General Unsecured Claim Reserve”) that will be comprised of the distributions to be made to the General Unsecured Claim Reserve from the First Net Cash Proceeds Tranche, the Second Net Cash Proceeds Tranche, the Third Net Cash Proceeds Tranche and the Fourth Net Cash Proceeds Tranche, to fund pro rata distributions to holders of Allowed General Unsecured Claims in accordance with the Plan, after payment of all direct out of pocket administrative, personnel, legal costs and expenses of the Estate incurred after the Plan Effective Date in determining the Allowed General Unsecured Claims and making distributions from the General Unsecured Claim Reserve on account of such Allowed General Unsecured Claims. The mechanics of establishing, implementing and administering the General Unsecured Claim Reserve shall be set forth in the Plan and Plan Supplement. Estate Excluded Party Litigation Trust On the Plan Effective Date, whether or not the Debtors have executed a D&O Insurance Settlement, an Excluded Party Litigation Trust will be established for the benefit of the Direct Claims Recovery Pool and Reorganized Amyris as provided herein. The Estate Excluded Party Litigation Trust will be funded with: (i) $[●]; and (ii) an assignment of all causes of action of the Debtors and Estates against Excluded Parties (excluding (i) any causes of action against the Released Parties, and (ii) any causes of action sold or transferred to third parties including, without limitation, any causes of action sold as part of the Sold Assets); provided however, the preceding category (ii) shall be subject to any applicable D&O Insurance Settlement. The Trustee of the Estate Excluded Party Litigation Trust shall be selected by the Debtors’ Independent Director Mr. Freddie Reiss, and shall be reasonably acceptable to the DIP Lender and Foris Prepetition Secured Parties.

ACTIVE/124965090.23 18 Defined Terms Ad Hoc Noteholder Group Shall mean the informal ad hoc group of Noteholders identified as an Ad Hoc Noteholder Group in that certain Verified Statement of the Ad Hoc Noteholder Group Pursuant to Bankruptcy Rule 2019 [Docket No. 129]. Ad Hoc Noteholder Group Professional Fees If the Ad Hoc Committee of Convertible Note Holders execute the Plan Support Agreement, no more than $[●] fees and expenses owed to Paul Hastings, Blank Rome, and BRG, in connection with their representation of the Ad Hoc Committee of Convertible Note Holders, shall be paid pursuant to their respective fee letters with the Debtors and orders of the Bankruptcy Court in respect of the same. Administrative Claim Shall mean a Claim for costs and expenses of administration of the Chapter 11 Cases pursuant to sections 503(b), 507(a)(2), 507(b), or 1114(e)(2) of the Bankruptcy Code, including: (a) the actual and necessary costs and expenses incurred on or after the Petition Date and before the Plan Effective Date of preserving the Estates and operating the Debtors’ businesses; (b) Allowed Professional Fee Claims; and (c) all fees and charges assessed against the Estates pursuant to section 1930 of chapter 123 of the Judicial Code. Affiliate Shall have the meaning given to such term in the Bankruptcy Code. Allowed Shall mean all or a portion of a Claim against the Debtors or an Equity Interest in the Debtors (a) that has been listed by the Debtors in the Schedules as liquidated in amount and not “disputed” or “contingent,” and with respect to which no contrary proof of Claim or proof of Equity Interest has been filed or an objection or request for estimation has been filed on or before the claims objection deadline or the expiration of such other applicable period fixed by the Bankruptcy Court, (b) with respect to which a proof of claim or proof of interest has been filed and as to which no objection or request for estimation has been filed on or before the claims objection deadline or the expiration of such other applicable period fixed by the Bankruptcy Court, (c) as to which any objection has been filed on or before the claims objection deadline or the expiration of such other applicable period fixed by the bankruptcy court and such objection has been settled, waived, withdrawn or denied by a final order, or (d) that is allowed (i) by a final order, or (ii) by a stipulation entered into between the holder of such claim or interest and reorganized Amyris on or after the Plan Effective Date. For purposes of computing distributions under the Plan, a claim or Equity Interest that has been deemed “Allowed” shall not include interest, costs, fees or charges on such claim or Equity Interest from and after the Petition Date, except as provided in Bankruptcy Code section 506(b) or as otherwise expressly set forth in the Plan. Bar Date Shall mean the date set by order of the Bankruptcy Court for the filing of a proof of claim against the Debtors. Bidding Procedures Order Shall mean an order of the Bankruptcy Court, in form and substance acceptable to the Debtors and the Foris Prepetition Secured Lenders, establishing the procedures to be followed in connection with the marketing, diligence, solicitation of qualified bid, review of qualified bids, negotiation and documentation of purchase agreements, auction among

ACTIVE/124965090.23 19 qualified bidders, and other terms, conditions and procedures to govern the sale of a portion of, the Consumer Brands Businesses. Claim Shall have the meaning ascribed to the term in Section 101(5) of the Bankruptcy Code. Class Shall mean a class of Claims or Interests as designated under the Plan. Committee Shall mean the statutory committee of unsecured creditors appointed in the Chapter 11 Cases pursuant to section 1102 of the Bankruptcy Code by the U.S. Trustee pursuant to the United States Trustee’s Notice of Appointment of Committee of Unsecured Creditors [Docket No. 152] on August 27, 2023, as may be reconstituted from time to time. Consenting Contract Counterparties Shall mean each of DSM and Givaudan who executes the Plan Support Agreement. Consenting Convertible Noteholders Shall mean each holder of Convertible Notes who (i) is a member of the Ad Hoc Noteholder Group and (ii) executes the Plan Support Agreement. Consumer Brands Shall mean Biossance®, JVN™, Rose Inc.™, Pipette®, MenoLabs™, Stripes™, and 4U by Tia™. For the avoidance of doubt, the Consumer Brands shall not include any of the equity interests, assets or business with respect to Terasana®, Eco-Fabulous™, Costa Brazil®, OLIKA™, Beauty Labs, Purecane™, and Onda Beauty, which shall be sold pursuant to the De Minimis Assets Sale Order. Consumer Brands Businesses Shall mean the business, operations, assets used in connection with the Consumer Brands [(but excluding Estate Causes of Action, intercompany receivables, contracts unless assumed and assigned to the buyer with cure payments made by the buyer, privileged books and records, and employees, unless timely offers are made to employees of such businesses on terms of employment at least the same as the current terms of employment)]. [Convenience Claim] [Shall mean a Claim against any of the Debtors that would otherwise be a General Unsecured Claim but for the fact that the Claim is Allowed in an amount that is greater than $0 and less than or equal to $[_] or for which the Holder of a General Unsecured Claim elects to reduce the Allowed amount of its Claim to $[_]; provided, however, that a Claim may not be sub-divided into multiple Claims of $[_] or less for purposes of receiving treatment as a Convenience Claim.] Convertible Notes Shall mean those certain convertible notes issued under that certain Indenture dated as of November 15, 2021 for 1.50% Convertible Senior Notes Due 2026 in an aggregate principal amount outstanding of approximately $690,000,000. Convertible Noteholders Shall mean the holders of the Convertible Notes (including any of their respective assignees under the terms and conditions of the Indenture) for the Convertible Notes.

ACTIVE/124965090.23 20 D&O Insurance Policies Shall mean the Debtor’s Director and Officer insurance policies in effect as of the Petition Date. D&O Insurance Settlement Shall mean the Debtors’ settlement entered into prior to the Plan Effective Date with each of the insurance company carriers with respect to the D&O Insurance policies, which settlement provides for the insurance company carriers to buy back the D&O Insurance Policies for the payment of a purchase price to be agreed by the Debtors’ Independent Director and the insurance company carriers. Debtors Shall mean AB Technologies LLC, Amyris Clean Beauty, Inc., Amyris Fuels, LLC, Amyris, Inc., Amyris-Olika, LLC, Aprinnova, LLC, Clean Beauty 4U Holdings, LLC, Clean Beauty 4U LLC, Clean Beauty Collaborative, Inc., Onda Beauty Inc., and Upland 1 LLC. De Minimis Assets Sale Order Order (I) Establishing Procedures Governing the Sale or Transfer of Certain De Minimis Assets and Non-Operating Brands, and (II) Granting Related Relief [Docket No. 205]. DIP Facility Shall mean that superpriority senior secured delayed draw debtor in possession financing in an aggregate principal amount of up to $190,000,000 (the loans under the DIP Facility, the “DIP Loans”) as approved by that certain interim order approving the DIP Facility [Docket No. 54] (the “Initial Interim DIP Order”) and as further approved by that certain second interim order [Docket No. 322] (the “Second Interim DIP Order”) and as further approved by that certain final order approving the DIP Facility [Docket No. ___] (the “Final DIP Order” and, together with the “Initial Interim DIP Order and the Second Interim DIP Order, the “DIP Orders”). The Debtors’ obligations under the DIP Facility are referred to herein as the “DIP Facility Claims.” DIP Lender Shall mean Euagore, LLC. Direct Claims Shall mean any Claim or cause of action held by a Releasing Party against any of the Released Parties (excluding, however, the Debtors), and their respective Related Parties, but only to the extent such Claims arise from, relate to, or are connected with, directly or indirectly, in any manner whatsoever, the Debtors, including their respective assets, liabilities, operations, financings, contractual agreements, licenses, and including the governance thereof, and existing on or prior to the Effective Date (including prior to the Petition Date). Direct Claims Injunction Parties Shall mean (a) the Reorganized Debtors; (b) the Foris Prepetition Secured Parties; and (c) the Related Parties of the foregoing parties. Direct Claims Recovery Pool Shall mean the net proceeds of D&O Insurance Settlement and the net proceeds of Estate Causes of Action assigned to the Estate Excluded Party Litigation Trust and distributed to the Direct Claims Recovery Pool and thereafter to be distributed to the holders of Direct Claims and Reorganized Amyris in such amounts as provided for herein.

ACTIVE/124965090.23 21 Direct Claims Threshold Shall mean (a) with respect to holders of Direct Claims who are creditors of the Debtors, creditors who hold at least a majority in amount of the Claims asserted against the Debtors (such Claims measured as of the Petition Date on the same basis as such Claims are allowed for voting purposes) do not elect to opt out of granting the Third-Party Release; and (b) with respect to holders of Direct Claims who are holders of any Equity Interests, such holders who hold at least a majority of the outstanding common stock of Amyris (excluding for purposes of such calculation, any outstanding common stock of Amyris held by any of the Direct Claims Injunction Parties) (such outstanding common stock of Amyris measured as of the Petition Date) do not elect to opt out of granting the Third- Party Release. DSM Shall mean DSM Finance B.V. and its Affiliates. DSM Contracts Shall mean the contracts listed on Schedule A annexed hereto, as each has been amended, modified, amended and restated, or otherwise modified from time to time, including all other contracts, agreements and licenses by and between DSM and the Debtors and the Debtors’ Affiliates (but Excluding the DSM Loan Agreement). DSM Real Sweet Secured Claim Shall mean that certain claim in the aggregate principal amount outstanding of $29,000,000 pursuant to that certain Loan and Security Agreement by and among the Company, the Subsidiary Guarantors and DSM Finance B.V. dated October 11, 2022 (as further amended, supplemented, amended and restated, or otherwise modified from time to time, the “DSM Loan Agreement”) secured by a lien on Amyris’s Equity Interests in Amyris RealSweet LLC. DSM Other Secured Claim Shall mean that certain claim in the aggregate principal amount outstanding of $45,000,000 pursuant to the DSM Loan Agreement secured by a lien on Amyris’s right to receive certain earn-out payments pursuant to Section 3.5 of the Asset Purchase Agreement, dated as of March 31, 2021, by and among, DSM Nutritional Products Ltd., as buyer and Amyris as seller. Equity Interest Shall mean the legal interests, equitable interests, contractual interests, equity interests or ownership interests, or other rights of any entity in the Debtors, including all equity securities (as defined in section 101(15) of the Bankruptcy Code), capital stock, stock certificates, common stock, preferred stock, partnership interests, limited liability company or membership interests, rights, treasury stock, options, warrants, contingent warrants, convertible or exchangeable securities, investment securities, subscriptions or other agreements and contractual rights to acquire or obtain such an interest or share in the Debtors, partnership interests in the Debtors’ stock appreciation rights, conversion rights, repurchase rights, redemption rights, dividend rights, preemptive rights, subscription rights and liquidation preferences, puts, calls, awards or commitments of any character whatsoever relating to any such equity, common stock, preferred stock, ownership interests or other shares of capital stock of the Debtors or obligating the Debtors to issue, transfer or sell any shares of capital stock whether or not certificated, transferable, voting or denominated “stock” or a similar security.

ACTIVE/124965090.23 22 Estates or Estate Shall mean the Debtors’ estates created by Bankruptcy Code section 541 upon the commencement of the chapter 11 cases for the Debtors on the Petition Date. Estate Causes of Action Shall mean all Claims, Avoidance Actions, actions, causes of action, choses in action, suits, debts, dues, damages, defenses, judgments, set-off claims, third-party claims, counterclaims, and cross claims that are or may be pending or existing on the Plan Effective Date against any entity, based in law or equity, including, but not limited to, under the Bankruptcy Code, whether direct, indirect, known or unknown, derivative, or otherwise and whether asserted or unasserted as of the date of entry of the Confirmation Order, and including unknown Estate Causes of Action that have not been released by the Plan or any order of the Bankruptcy Court. Estate Excluded Party Litigation Trust Shall mean a litigation trust established for the benefit of the Direct Claims Recovery Pool and Reorganized Amyris on the Effective Date in accordance with the Plan and the applicable trust agreement. Excluded Parties See Exhibit F. Excluded Party Direct Claim See Exhibit F. Exit Facility Shall mean a term loan credit facility of the Reorganized Debtors, with the terms and conditions as described in Exhibit A hereto. Exit Facility Lenders Shall mean those lender parties who timely commit to provide a portion of the Exit Facility Loans and shall include the Foris DIP Lenders, the Foris Prepetition Secured Lenders, such other Persons acceptable to the Foris Prepetition Secured Lenders. Exit Facility Loans Shall mean the loans extended by the Exit Facility Lenders under the Exit Facility. First Net Cash Proceeds Tranche Shall mean the Net Cash Proceeds, up to $250,000,000, from the sale of the Sold Assets that are distributed in the following order of priority: (i) the amount required to pay all accrued and unpaid administrative expenses as of the Effective Date of the Plan; (ii) $100,000,000 on account of the DIP Facility Claims and/or Foris Prepetition Secured Claims to be applied, at the option, and in the sole and absolute discretion, of the DIP Lender and/or the Foris Prepetition Secured Lenders, to the DIP Facility and the Foris Prepetition Claims, respectively; (iii) (a) $17,250,000 to the holders of Convertible Notes (if the Convertible Notes Class votes to accept the Plan) and (b) $8,000,000 to the holders of Allowed General Unsecured Claims (if the General Unsecured Claims Class votes to accept the Plan), in each case, on a pro rata basis; and (iv) all remainder to be applied, at the option, and in the sole and absolute discretion, of the DIP Lender and/or the Foris Prepetition Secured Lenders, to the DIP Facility and the Foris Prepetition Claims, respectively

ACTIVE/124965090.23 23 Foris Prepetition Secured Lenders Shall mean collectively, Foris Ventures, LLC, Perrara Ventures, LLC, Anesma Group, LLC, Anjo Ventures, LLC, and Muirisc, LLC. Foris Prepetition Secured Claims Shall mean those certain secured claims in aggregate principal amount of at least $296,000,000 plus at least $16,100,000 of accrued and unpaid interest as of the Petition Date, for a total of at least $312,100,000 as of the Petition Date, plus any other premiums, fees, costs, or other amounts due and owing pursuant to those certain (i) Amended and Restated Loan and Security Agreement by and among Amyris, as borrower, Amyris Clean Beauty, Inc., Amyris Fuels, LLC, and AB Technologies LLC, as guarantors, and Foris Ventures, LLC, as lender, dated as of October 28, 2019, as amended by that certain Omnibus Amendment Agreement, dated as of June 5, 2023, and as further amended, restated, supplemented or otherwise modified from time to time (the “Foris 2018 Loan”), (ii) Amended and Restated Loan and Security Agreement by and among Amyris, as borrower, the Subsidiary Guarantors, as guarantors, and Foris, as lender, dated as of September 27, 2022, as amended by that certain Omnibus Amendment Agreement, dated as of June 5, 2023, and as further amended, restated, supplemented or otherwise modified from time to time, (iii) Bridge Loan and Security Agreement by and among Amyris, as borrower, the Subsidiary Guarantors, as guarantors, and Perrara Ventures, LLC, as lender, dated as of March 10, 2023, as amended by that certain Omnibus Amendment Agreement, dated as of June 5, 2023, and as further amended, restated, supplemented or otherwise modified from time to time, (iv) Loan and Security Agreement by and among Amyris, as borrower, the Subsidiary Guarantors, as guarantors, and Anesma Group, LLC, as lender, dated as of June 5, 2023, (v) Loan and Security Agreement by and among Amyris, as borrower, the Subsidiary Guarantors, as guarantor, and Anjo Ventures, LLC, as lender, dated June 29, 2023, and (vi) Loan and Security Agreement by and among Amyris, as borrower, the Subsidiary Guarantors, as guarantors, and Muirisc, LLC, and lender, dated as of August 2, 2023 (all of the foregoing as further amended, supplemented, amended and restated, or otherwise modified prior to the Petition Date). Fourth Net Cash Proceeds Tranche Shall mean the Net Cash Proceeds from the sale of the Sold Assets after payment of the First Net Cash Proceeds Tranche, the Second Net Cash Proceeds Tranche, and the Third Net Cash Proceeds that are distributed based upon the following percentages: (i) 77.5% to the holders of Convertible Notes and 22.5% to the holders of Allowed General Unsecured Claims, in each case, on a pro rata basis; provided that the Allowed Convertible Note Claims the Allowed General Unsecured Claims shall not recover more than their respective Allowed claims; (ii) and in the event the Allowed Convertible Note Claims the Allowed General Unsecured Claims recover their respective Allowed Claims, the remainder Fourth Net Cash Proceeds Tranche shall be retained by Reorganized Amyris. General Unsecured Claim Shall mean any unsecured Claim against any of the Debtors, other than: (a) an Administrative Claim; (b) a Priority Tax Claim; (c) an Other Priority Claim; (d) a Convertible Note Claim; (e) a Section 510(b) Claim; (f) a Direct Claim [or (g) a Convenience Claim]. For the avoidance of doubt, other than Convenience Claims, General Unsecured Claims include (i) unsecured Claims resulting from the rejection of Executory Contracts and Unexpired Leases, and (ii) unsecured Claims resulting from litigation against one or more of the Debtors.

ACTIVE/124965090.23 24 Givaudan Shall mean Givaudan, SA and its Affiliates. Givaudan Contracts Shall mean the contracts listed on Schedule B annexed hereto, as each has been amended, modified, amended and restated, or otherwise modified from time to time, including all other contracts, agreements and licenses by and between Givaudan and the Debtors and the Debtors’ Affiliates. Interest Shall mean the legal interests, equitable interests, contractual interests, equity interests or ownership interests, or other rights of any Entity in the Debtors, including all equity securities (as defined in section 101(15) of the Bankruptcy Code), capital stock, stock certificates, common stock, preferred stock, partnership interests, limited liability company or membership interests, rights, treasury stock, options, warrants, contingent warrants, convertible or exchangeable securities, investment securities, subscriptions or other agreements and contractual rights to acquire or obtain such an interest or share in the Debtors, partnership interests in the Debtors’ stock appreciation rights, conversion rights, repurchase rights, redemption rights, dividend rights, preemptive rights, subscription rights and liquidation preferences, puts, calls, awards or commitments of any character whatsoever relating to any such equity, common stock, preferred stock, ownership interests or other shares of capital stock of the Debtors or obligating the Debtors to issue, transfer or sell any shares of capital stock whether or not certificated, transferable, voting or denominated “stock” or a similar security. Lavvan Shall mean Lavvan, Inc. Lavvan Claims Shall mean in the aggregate: (i) the Claims arising under, related to or connected with, in any manner whatsoever, the Lavvan Documents; (ii) the Claims asserted by, or that could be asserted by, Lavvan in, connection, with, or related to, the Lavvan Proceedings; and (ii) any and all other Claims that Lavvan has, or may have, against the Debtors and its Affiliates as of the Effective Date of the Plan. Lavvan Documents Shall mean the following documents: (i) Research, Collaboration and License Agreement between Amyris and Lavvan dated March 18, 2019 (the “RCLA”); (ii) Security Agreement between Amyris and Lavvan dated May 2, 2019; (iii) Subordination Agreement between Amyris and Lavvan dated May 2, 2019; (iv) Consent and Waiver, between Amyris and Foris Ventures, LLC dated May 2, 2019; (v) Escrow Agreement between Amyris, Lavvan, and SciSafe Inc. dated May 20, 2019 (the “Lavvan Escrow”); (vi) DIPA Co., Limited Liability Company Agreement between Amyris and Lavvan dated May 2, 2019; (vii) Intellectual Property Assignment between Amyris and DIPA Co., LLC dated May 2, 2019; (viii) License Agreement between Amyris and DIPA Co., LLC dated May 2, 2019; (ix) License Agreement between Lavvan and DIPA Co., LLC dated May 2, 2019; and (x) all other documents, agreements, contracts, licenses by an among Lavaan and the Debtors and their affiliates, and the same have been amended, modified, amended and restated, or otherwise modified from time to time.

ACTIVE/124965090.23 25 Lavvan Escrow Materials Shall mean the various strains and associated materials specified in Section 4.4.4 of the RCLA subject to and deposit with the Lavvan Escrow. Lavvan Proceedings Shall mean that certain arbitration proceeding and that certain Complaint filed in the United States District Court, Southern District of New York (Case 1:20-cv-07386-JPO) by Lavvan as plaintiff against Amyris as defendant. Lavvan Secured Claims Shall mean the Lavvan Claims to the extent they are secured by a valid and enforceable lien against any of the Debtors’ property. Materially Consistent Shall mean consistent in all material respects with the treatment of claims against, and the extension of credit to, the Debtors. as described in this Plan Term Sheet for the applicable holder of an Allowed Claim (including DIP Facility Claims) and including the terms and conditions set forth in Schedules A, B, C, D and E hereto. New Common Stock Shall mean 100% of the common stock, common shares, ordinary shares, or other common Interest or unit, as applicable, of Reorganized Amyris. New Notes Shall mean those certain notes, in the aggregate principal amount of [$34,500,000] to be issued by Reorganized Amyris on the Plan Effective Date, with the terms and conditions as described in Exhibit B hereto. Net Cash Proceeds Net Proceeds that are paid in cash at closing of the sale of the Sold Assets. Net Proceeds Shall mean the proceeds from the sale of the Sold Assets net of all costs, fees and expenses incurred and claims to be paid in connection with the closing of such sale, including, without limitation, (i) all cure costs, taxes, direct fees and expenses, (ii) closing pro- rations, (ii) any other out-of-pocket fees and expenses incurred in connection with closing, and (iv) all success fees, employee bonuses paid as a result of the closing of the Sold Assets (including amounts paid pursuant to the programs approved by that certain Order (I) Approving Key Employee Incentive for Senior Leadership Employees and (II) Approving Key Employee Retention Plan for Non-Insider Employees [Docket No. 286]; provided, however, the fees and expenses of the professionals employed by the Debtors, the Committee, the Ad-Hoc Noteholder Group, the DIP Lender and the Foris Prepetition Secured Lenders shall not be included in the computation of Net Proceeds. Non-Cash Net Proceeds Shall mean gross proceeds from the sale of the Sold Assets that is not Net Cash Proceeds, less the costs and expenses incurred in the conversion of such Non-Cash Net Proceeds to Net Cash Proceeds. Petition Date Shall mean the first date of the commencement of the Chapter 11 Cases. Plan Effective Date Shall mean the date on which all conditions to the effectiveness of the Plan have been satisfied or waived in accordance with its terms and the Plan has been substantially consummated.

ACTIVE/124965090.23 26 Plan Voting Deadline Shall mean the date set by the Bankruptcy Court as the deadline for impaired classes of Claims and Interests under the Plan entitled to vote to accept or reject the Plan. Priority Tax Claim Shall mean any Claim of a governmental unit of the kind specified in section 507(a)(8) of the Bankruptcy Code. Professional Fee Claims Shall mean all Administrative Claims for the compensation of the Estates’ professionals and the reimbursement of expenses incurred by such professionals through and including the Plan Effective Date to the extent such fees and expenses have not been previously paid. Related Parties See Exhibit F. Released Parties See Exhibit F. Releasing Parties See Exhibit F. Reorganized Amyris Shall mean the Debtors from and after the Plan Effective Date. Second Net Cash Proceeds Tranche Shall mean the Net Cash Proceeds from the sale of the Sold Assets, to the extent such Net Cash Proceeds are greater than $250,000,001 but equal to or less than $350,000,000, and after payment of the First Net Cash Proceeds Tranche, that are to be distributed in the following order of priority: (i) (a) $5,000,000 to the General Unsecured Claim Reserve (if the General Unsecured Class votes to accept the Plan) and (b) $17,250,000 to the Convertible Notes Class (if the Convertible Notes Class votes to accept the Plan), in each case, on a pro rata basis; and (ii) $72,750,000 (or the balance if greater) to the DIP Lender and the Foris Prepetition Secured Lenders to be applied, at their option, and in their sole discretion, to the DIP Facility Claims and/or the Foris Prepetition Secured Claims. Section 510(b) Claim Shall mean any Claim subject to subordination under section 510(b) of the Bankruptcy Code, including, but not limited to, Claims asserted in or related to the Securities Actions. Securities Actions Shall mean (a) Bonner v. Doerr, et al., Case No. 4:19-cv-03621, previously pending in the U.S. District Court for the Northern District of California; (b) Carlson v. Doerr, et al., Case No. 4:19-cv-06230, previously pending in the U.S. District Court for the Northern District of California; (c) Kimbrough v. Melo, et al., Case No. 4:20-cv-09227, previously pending in the U.S. District Court for the Northern District of California; (d) Bonner v. Melo, Case No. 20 –CIV-04799), Superior Court of San Mateo County; (e) Roth v. Foris Ventures, LLC, et al., Case No. 21-CV-4288-YGR, U.S. District Court for the Northern District of California; and (f) any other previous, current or subsequent shareholder derivative suits naming the Company and any of the Company’s current and former officers and directors, as defendants[, relating to allegedly misleading statements and omissions made in connection with the Company’s securities filings]; and (e) any appeals of the foregoing actions.

ACTIVE/124965090.23 27 Sold Assets Shall mean the Consumer Brands Businesses that are sold. Third Net Cash Proceeds Tranche Shall mean the Net Cash Proceeds from the sale of the Sold Assets, to the extent such Net Cash Proceeds are greater than $350,000,001 and after distribution of the First Net Cash Proceeds Tranche and the Second Net Cash Proceeds Tranche, that are to be distributed pro rata based upon the following percentages: (i) 9% to the Third Net Cash Proceeds Tranche to the General Unsecured Claim Reserve;(ii) 31% of the Third Net Cash Proceeds Tranche to the Convertible Notes Class; and (iii) 60% of the Third Net Cash Proceeds Tranche to the DIP Lender and the Foris Prepetition Secured Lenders to be applied, at their option, and in their sole discretion, to the DIP Facility Claims and/or the Foris Prepetition Secured Claims; provided that the distribution set forth in (ii) herein shall not exceed the balance of (x) $340,000,000 minus (y) the payments made from the First Net Cash Proceeds and the Second Net Cash Proceeds to the DIP Lender and/or the Foris Prepetition Secured Lenders (the “DIP Lender/Foris Prepetition Secured Lenders Third Tranche Cap”); provided, further, and for the avoidance of doubt, at such time as payments to the DIP Lender and/or the Foris Prepetition Secured Lenders from the Third Net Cash Proceeds Tranche equals the DIP Lender/Foris Prepetition Secured Lenders Third Tranche Cap, the Third Net Cash Proceeds Tranche shall be suspended and of no force and effect and the Fourth Net Cash Proceeds Tranche shall apply with respect to an additional Net Cash Proceeds from the sale of the Sold Assets after payment of the First Net Cash Proceeds Tranche, the Second Net Cash Proceeds Tranche, and the Third Net Cash Proceeds Tranche.

ACTIVE/124965090.23 Exhibit A Exit Facility – Indicative Terms Borrower Reorganized Debtors Lender DIP Lender and/or Foris Prepetition Secured Lenders Amount Up to [$100,000,000] in new money advances plus such amount of the DIP Facility Claims and the Foris Prepetition Secured Claims that may be rolled up and amended and restated as part of the Exit Facility Interest Rate [6%] Payment Same as the DIP Facility Security Same as the DIP Facility Maturity Five (5) years after the Plan Effective Date; provided, however, if any portion of the outstanding DIP Facility and/or Foris Prepetition Secured Loans is amended and restated or rolled-over into Reorganized Amyris, the Maturity shall be up to ten (10) years after the Plan Effective Date. Principal Payments No amortization; prepayments required upon disposition of collateral Representations, Warranties, Covenants, Other Customary for similar loans and consistent with the DIP Facility, as modified for the business plan, projections and facts and circumstances applicable to the Reorganized Debtors

Exhibit B New Notes – Indicative Terms Issuer Reorganized Amyris Holder Beneficial Holders of Convertible Notes Amount [$34,500,000] Interest Rate and Payment [12%], at the option of the Issuer payable in kind on the first year anniversary of the Plan Effective Date, and semi-annually thereafter Ranking General unsecured obligations Maturity Four (4) years after the Plan Effective Date Principal Payments Annual payments of $5,000,000 on each of the first and second anniversary of the Plan Effective Date, $10,000,000 on the third anniversary of the Plan Effective Date, and $14,500,000 on the fourth anniversary of the Plan Effective Date; prepayable at any time without an premium or penalty. Representations, Warranties, Covenants, Other Representations limited to: (i) power; (ii) authority; (iii) issuance; and (iv) enforceability. Covenants to (i) restricted payments on account of New Common Stock (with customary exclusions); and (ii) any affiliate transaction that is not at least as favorable as an arm’s length transaction with an affiliate, or approved by disinterested members of the governing body, but excluding transactions with respect to any equity or debt financings, intercompany transactions, [and TBD].

Exhibit C DSM Contract Claims If DSM votes to accept the Plan, the DSM Contracts, including those identified on Schedule A.1, shall be rejected, terminated and modified, on the Effective Date, and a new agreement with DSM will be executed to incorporate the terms and conditions as described in the Plan Supplement. DSM Plan Promissory Note and DSM Plan Promissory Note Security Agreement to be consistent with the Plan and filed as part of the Plan Supplement.

Exhibit D Givaudan Contract Claims If Givaudan votes to accept the Plan, the Givaudan Contracts, including those identified on Schedule B.1, shall be rejected, terminated and modified, on the Effective Date, and a new agreement with Givaudan will be executed to incorporate the terms and conditions as described in the Plan Supplement.

Exhibit E Illustrative Waterfall First Net Cash Proceeds Tranche (Net Cash Proceeds up to $250,000,000) In the following order of priority to the extent of the First Net Cash Proceeds Tranche:  $75,000,000 (estimate) - Accrued and Unpaid Administrative Claims;  $100,000,000 on account of the DIP Facility Claims and/or Foris Prepetition Secured Claims  to be applied, at the option, and in the sole and absolute discretion, of the DIP Lender and/or the Foris Prepetition Secured Lenders, to the DIP Facility and the Foris Prepetition Claims, respectively;  (a) $17,500,000 - Convertible Notes Class (if the Class accepts the Plan) and (b) $8,000,000 – General Unsecured Claims Reserve (if the Class accepts the Plan); and  all remainder to be applied, at the option, and in the sole and absolute discretion, of the DIP Lender and/or the Foris Prepetition Secured Lenders, to the DIP Facility and the Foris Prepetition Claims, respectively. Second Net Cash Proceeds Tranche (Net Cash Proceeds between $250,000,001 and $350,000,000) In the following order of priority to the extent of the Second Net Cash Proceeds Tranche:  (a) $5,000,000 – General Unsecured Claims Reserve (if the Class accepts the Plan) and (b) $17,250,000 – Convertible Notes Class (if the Class accepts the Plan); and  $72,750,000 (or the balance if greater) to the DIP Lender and the Foris Prepetition Secured Lenders to be applied, at the option, and in the sole and absolute discretion, of the DIP Lender and/or the Foris Prepetition Secured Lenders, to the

2 DIP Facility and the Foris Prepetition Claims. Third Net Cash Proceeds Tranche (Net Cash Proceeds to the extent greater than $350,000,0001, less the amount of the First Net Cash Proceeds Tranche and the Second Net Cash Proceeds Tranche) Based upon the following percentages to the extent of the Third Net Cash Proceeds Tranche:  9% to the General Unsecured Claims Reserve;  31% to the Convertible Notes Class; and  60% to the DIP Lender and the Foris Prepetition Secured Lenders to be applied, at their option, and in their sole discretion, to the DIP Facility Claims and/or the Foris Prepetition Secured Claims (not to exceed the DIP Lender/Foris Prepetition Secured Lenders Third Tranche Cap). Fourth Net Cash Proceeds Tranche Based upon the following percentages to the extent of the Fourth Net Cash Proceeds Tranche: Net Cash Proceeds less the sum of First Net Cash Proceeds Tranche, Second Net Cash Proceeds Tranche and Third Net Cash Proceeds Tranche: i. 22.5% to the General Unsecured Claims Reserve and ii. 77.5% to the Convertible Notes Class. Sold Asset Non-Cash Net Proceeds At such time as Sold Asset Non-Cash Net Proceeds are converted to cash: i. 75% to Reorganized Amyris; ii. 20% to the Convertible Notes Class, to be added to the Fourth Net Cash Proceeds Tranche (if, and only if, the Convertible Notes Class accepts the Plan);1 and iii. 5% to the General Unsecured Claim Reserve, to be added to the Fourth Net Cash Proceeds Tranche (if, and only if, the 1 For avoidance of doubt, if the Convertible Notes Class votes to reject the Plan its share of the Sold Asset Non-Cash Net Proceeds shall be distributed to Reorganized Amyris. .

2 General Unsecured Claim Class accepts the Plan).2 2 For avoidance of doubt, if the General Unsecured Claim Class votes to reject the Plan its share of the Sold Asset Non-Cash Net Proceeds shall be distributed to Reorganized Amyris.

Exhibit F Plan Release and Third Party Release Plan Release and Third Party Release Plan Release by the Debtors (Plan Releases) Except as otherwise expressly provided in the Plan or the Confirmation Order, on the Plan Effective Date, for good and valuable consideration, each of the Debtors, on its own behalf and as a representative of its Estates, to the fullest extent permitted under applicable law, shall, and shall be deemed to, completely and forever release, waive, void and extinguish unconditionally, as against each and all of the Released Parties, any and all Claims, Estate Causes of Action, interests, obligations, suits, judgments, damages, debts, rights, remedies, set offs, and Liabilities of any nature whatsoever, whether liquidated or Unliquidated, fixed or Contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity, tort, contract, or otherwise, that are or may be based in whole or part on any act, omission, transaction, event, occurrence, or other circumstance, whether direct or derivative, taking place or existing on or prior to the Plan Effective Date (including prior to the Petition Date) arising from, in connection with or related to, directly or indirectly, in any manner whatsoever, the Debtors or their operations, assets, liabilities, financings, the Estates, or the Chapter 11 Cases, that may be asserted by or on behalf of such Debtor or its Estate, against any of the Released Parties; provided, however, that nothing in this section shall operate as a release, waiver, discharge or impairment of any Estate Causes of Action transferred to the Excluded Party Litigation Trust, which are preserved notwithstanding anything to the contrary in this section. Third-Party Releases As of the Effective Date, for good and valuable consideration, the adequacy of which is hereby confirmed, the Releasing Parties shall be deemed to forever release and waive, as against each and all of the Released Parties, any and all Direct Claims whether liquidated or Unliquidated, fixed or Contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or hereafter arising, in law, equity, or otherwise that are or may be based in whole or in part upon any act, omission, transaction, event, or other occurrence taking place or existing on or prior to the Plan Effective Date; provided, however, that nothing in this section shall operate as a release, waiver, discharge or impairment

2 of (i) any Estate Causes of Action or liabilities arising out of fraud, or criminal acts of any such Released Party as determined by a Final Order, (ii) any Causes of Action transferred to the Estate Excluded Party Litigation Trust, which Causes of Action are preserved notwithstanding anything to the contrary in this section, or (iii) any Excluded Party Direct Claims. Definitions Direct Claims Injunction The Plan and order confirming the Plan shall provide that, as of the Effective Date, and irrespective of whether any such holder has agreed to be bound by the Plan, all holders of Direct Claims and their respective Related Parties will be permanently and forever stayed, enjoined, barred, and restrained from taking any action, directly or indirectly, for the purposes of asserting, enforcing, or attempting to assert or enforce any Direct Claim against the Direct Claims Injunction Parties, including all of the following actions: (a) commencing or continuing in any manner, any actions or other proceedings of any kind with respect to any Direct Claim against any of the Direct Claims Injunction Parties or against the property of any of the Direct Claims Injunction Parties; (b) enforcing, levying, attaching, collecting, or otherwise recovering, by any manner or means, from any of the Direct Claims Injunction Parties, or the property of the Direct Claims Injunction Parties, any judgment, award, decree, or order with respect to any Direct Claim against any of the Direct Claims Injunction Parties, or any other person; (c) creating, perfecting, or enforcing any lien of any kind relating to any Direct Claim against any of the Direct Claims Injunction Parties, or the property of the Direct Claims Injunction Parties; and (d) taking any act, in any manner, in any place whatsoever, that does not conform to, or comply with, the provisions of the Plan, with respect to any such Direct Claim. Excluded Party Shall mean each of [to be determined]. Excluded Party Direct Claim Shall mean any Direct Claim against any Excluded Party. Related Parties Shall mean an entity’s predecessors, successors and assigns, parents, subsidiaries, affiliates, managed accounts or funds, and all of their respective current officers, directors, principals, shareholders (and any fund managers, fiduciaries or other agents of shareholders with any involvement related to the Debtors), members, partners, employees, agents, trustees, advisory board

3 members, financial advisors, attorneys, accountants, actuaries, investment bankers, consultants, representatives, management companies, fund advisors and other professionals, and such persons’ respective estates and nominees. Related Parties shall not include the Excluded Parties. Released Parties Shall mean, collectively, and in each case, solely in their capacities as such: (a) the Debtors; (b) the Reorganized Debtors; (c); the DIP Lenders and the DIP Agent; (d) the Foris Prepetition Secured Lenders; (e) the Consenting Convertible Noteholders, (f) the Consenting Contract Counterparties; (g) [the Committee and its members]; and (f) with respect to each of the foregoing Entities in clauses (a) through (e), all Related Parties. For the avoidance of doubt, (i) the Debtors’ current [and former] directors, managers, officers, employees, professionals, and shareholders shall each be a Released Party under the Plan; and (ii) no Excluded Party shall be a Released Party. Releasing Parties Shall mean collectively, and in each case in its capacity as such: (a) [the Committee and its members]; (b) the Foris Prepetition Secured Lenders; (c) the Consenting Convertible Noteholders; (d) the Consenting Contract Counterparties; and (e) all Holders of Claims against the Debtors; and (f) all persons who hold Equity Interests in Amyris.

ACTIVE/124615886.22 EXHIBIT C Joinder

ACTIVE/124615886.22 Form of Joinder The undersigned (“Joinder Party”) hereby acknowledges that it has read and understands the Plan Support Agreement, dated as of [●], [●], 2023 (the “Agreement”),1 by and among Amyris, Inc. and its affiliates bound thereto and the Consenting Parties, and agrees to be bound by the terms and conditions thereof to the extent the other Parties are thereby bound, and shall be deemed a [“Other Consenting Stakeholder” / “Consenting Stakeholder”] and a “Consenting Party” under the terms of the Agreement. The Joinder Party specifically agrees to be bound by the terms and conditions of the Agreement and makes all representations and warranties contained therein as of the date hereof and any further date specified in the Agreement. Date Executed: _____________________________________ Name: Title: Address: E-mail address(es): Claims/Interests Amount2 [●] $ [●] $ [●] $ 1 Capitalized terms used but not otherwise defined herein shall having the meaning ascribed to such terms in the Agreement. 2 In the case of a Consenting Noteholder, the amount must include the aggregate amounts beneficially owned or managed on account of such transferee

ACTIVE/124615886.22 EXHIBIT D Transfer Agreement

ACTIVE/124615886.22 Provision for Transfer Agreement The undersigned (“Transferee”) hereby acknowledges that it has read and understands the Plan Support Agreement, dated as of [●], [●] 2023 (the “Agreement”),1 by and among Amyris, Inc. and its affiliates bound thereto, and the Consenting Parties, including the transferor to the Transferee of any Company Claims/Interests (each such transferor, a “Transferor”), and agrees to be bound by the terms and conditions thereof to the extent the Transferor was thereby bound, and shall be deemed a [“Other Consenting Stakeholder” / “Consenting Stakeholder”] and a “Consenting Party” under the terms of the Agreement. The Transferee specifically agrees to be bound by the terms and conditions of the Agreement and makes all representations and warranties contained therein as of the date of the Transfer, including the agreement to be bound by the vote of the Transferor if such vote was cast before the effectiveness of the Transfer discussed herein. Date Executed: Name: Title: Address: E-mail address(es): Claims/Interests Amount2 Transferor [●] $ [●] $ [●] $ 1 Capitalized terms used but not otherwise defined herein shall having the meaning ascribed to such terms in the Agreement. 2 In the case of a Consenting Noteholder, the amount must include the aggregate amounts beneficially owned or managed on account of such transferee.